Exhibit 4.1.                                                        ANNEX I


                            DEFINED TERMS


       "364-Day Commitment Fee Rate" means, on any date, the number of Basis Points per annum set forth below based on the Applicable
Rating Level on such date:


Applicable                  Applicable 364-Day Commitment
Rating Level                            Fee Rate

Level I                                    7.0

Level II                                   8.5

Level III                                 10.0

Level IV                                  12.5

Level V                                   15.0

Level VI                                  22.5

Level VII                                 27.5

       "Acquired Debt" means, with respect to any specified Person,
(i) Indebtedness of any other Person existing at the time such other Person is merged with or into or became a Subsidiary of such specified Person, including, without limitation, Indebtedness incurred in connection with, or in contemplation of, such other Person merging with or into or becoming a Subsidiary of such specified Person, and (ii) Indebtedness secured by a Lien encumbering any assets acquired by such specified Person, and any refinancing of the foregoing indebtedness on similar terms, taking into account current market conditions.

       "Adjusted Canadian Dollar Eurodollar Rate" means, for any Canadian Dollar Eurodollar Loan for any Eurodollar Interest Period therefor, the per annum rate equal to the sum of (a) the Applicable Margin plus (b) the rate per annum (rounded upwards, if necessary, to the nearest 1/1000 of 1%) determined by Canadian Agent to be equal to the quotient obtained by dividing (i) the Canadian Dollar Eurodollar Rate for such Canadian Dollar Eurodollar Loan for such Eurodollar Interest Period by (ii) 1 minus the Reserve Requirement for such Canadian Dollar Eurodollar Loan for such Interest Period. The Adjusted Canadian Dollar Eurodollar Rate for any Canadian Dollar Eurodollar Loan shall change whenever the Applicable Margin or the Reserve Requirement changes. No Adjusted Canadian Dollar Eurodollar Rate charged by any Person shall ever exceed the Highest Lawful Rate.

       "Adjusted US Dollar Eurodollar Rate" means, for any US Dollar Eurodollar Loan for any Eurodollar Interest Period therefor, the per annum rate equal to the sum of (a) the Applicable Margin plus (b) the rate per annum (rounded upwards, if necessary, to the nearest 1/1000 of 1%) determined by Agent to be equal to the quotient obtained by dividing (i) the US Dollar Eurodollar Rate for such US Dollar Eurodollar Loan for such Eurodollar Interest Period by (ii) 1 minus the Reserve Requirement for such US Dollar Eurodollar Loan for such Interest Period. The Adjusted US Dollar Eurodollar Rate for any US Dollar Eurodollar Loan shall change whenever the Applicable Margin or the Reserve Requirement changes. No Adjusted US Dollar Eurodollar Rate charged by any Person shall ever exceed the Highest Lawful Rate.

       "Affiliate" means, as to any Person, each other Person that directly or indirectly (through one or more intermediaries or otherwise) controls, is controlled by, or is under common control with, such Person. A Person shall be deemed to be "controlled by" any other Person if such other Person possesses, directly or indirectly, power

       (a) to vote 20% or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors or managing general partners; or

       (b) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

       "Applicable Currency" means (i) when used with respect to any US Loan or US LC Obligations, US Dollars, and (ii) when used with respect to any Canadian Prime Rate Loan, any Canadian Dollar Eurodollar Loan or any Bankers' Acceptance, Canadian Dollars, and
(iii) when used with respect to any Canadian Base Rate Loan or an US Dollar Eurodollar Loan made under the Canadian Agreement, US Dollars.

       "Applicable Lending Office" means, for each Lender and for each Type of Loan, the "Lending Office" of such Lender (or of an Affiliate of such Lender) designated for such Type of Loan on the signature pages hereof or such other office of such Lender (or an Affiliate of such Lender) as such Lender may from time to time specify to US Agent, Canadian Agent, and Borrowers by written notice in accordance with the terms hereof as the office by which its Loans of such Type are to be made and maintained.

       "Applicable Margin" means when used in the Canadian Agreement and when used in the US Agreement on any date, the number of Basis Points per annum set forth below based on the Applicable Rating
Level on such date:

         Applicable                       Applicable
        Rating Level                        Margin

          Level I                              30.0

          Level II                             35.0

          Level III                            45.0

          Level IV                             60.0

          Level V                              75.0

          Level VI                            100.0

          Level VII                           125.0

In the event that the Canadian Revolving Loans convert into Canadian Term Loans pursuant to Section 1.7 of the Canadian Agreement, then as of April 20, 2004, and at all times thereafter the Applicable Margin as set forth above on such Canadian Term Loans shall increase by fifteen (15) Basis Points per annum. Changes in the Applicable Margin will occur automatically without prior notice as changes in the Applicable Rating Level occur. US Agent will give notice promptly to Borrowers and the Lenders of changes in the Applicable Margin.

       "Applicable Rating Level" means for any day, the highest Rating Level (as such term is defined below in this paragraph) issued by S&P or Moody's (collectively, in this definition called the "Designated Rating Agencies"), provided that if the Rating Level issued by one Designated Rating Agency is more than one level higher than the Rating Level issued by the other Designated Rating Agency, the "Applicable Rating Level" will be one level above the lowest Rating Level. As used in this definition, (i) the term "Rating Level" means for any day with respect to any of the Designated Rating Agencies, the rating level described below (or its then equivalent) applicable on such day, issued by such Designated Rating Agency, from time to time, with respect to US Borrower's Long-Term Debt or if such rating is unavailable, equivalents thereof, including counterparty ratings, implied ratings and corporate ratings; (ii) "US Borrower's Long-Term Debt" means senior, unsecured, non-credit enhanced long-term indebtedness for borrowed money of US Borrower, and (iii) " " means a rating equal to or more favorable than and " " means a rating equal to or less favorable than.


     Rating Level           S&P           Moody's

       Level I                A              A2

       Level II               A-            A3

      Level III              BBB+           Baa1

       Level IV             BBB             Baa2

       Level V               BBB-           Baa3

       Level VI              BB+            Ba1

      Level VII             BB              Ba2


If either of the Designated Rating Agencies shall not have in effect a rating for US Borrower's Long-Term Debt or if the rating system of any of the Designated Rating Agencies shall change, or if either of the Designated Rating Agencies shall cease to be in the business of rating corporate debt obligations, US Borrower and Required Lenders shall negotiate in good faith to amend this definition to reflect such changed rating system or the unavailability of ratings from such Designated Rating Agency, but until such an agreement shall be reached, the Applicable Rating Level shall be based only upon the rating by the remaining Designated Rating Agency.

       "BA Discount Rate" means, in respect of a BA being accepted by a Lender on any date, (i) for a Lender that is listed in Schedule I to the Bank Act (Canada), the average bankers' acceptance rate as quoted on Reuters CDOR page (or such other page as may, from time to time, replace such page on that service for the purpose of displaying quotations for bankers' acceptances accepted by leading Canadian financial institutions) at approximately 10:00 a.m. (Toronto time) on such drawdown date for bankers' acceptances having a comparable maturity date as the maturity date of such BA (the "CDOR Rate"); or, if such rate is not available at or about such time, the average of the bankers' acceptance rates (expressed to five decimal places) as quoted to the Agent by the Schedule I BA Reference Banks as of 10:00 a.m. (Toronto time) on such drawdown date for bankers' acceptances having a comparable maturity date as the maturity date of such BA; and (ii) for a Lender that is listed in Schedule II to the Bank Act (Canada), the rate established by the Canadian Agent to be the lesser of (A) the CDOR Rate plus 10 Basis Points; and (B) the average of the bankers' acceptance rates (expressed to five decimal places) as quoted to the Canadian Agent by the Schedule II BA Reference Banks as of 10:00 a.m. (Toronto time) on such drawdown date for bankers' acceptances having a comparable maturity date as the maturity date of such BA;

       "Bankers' Acceptance" or "BA" means a Canadian Dollar draft of Canadian Borrower, for a term selected by such Canadian Borrower of either 30, 60, 90 or 180 days (as reduced or extended by the Lender, acting reasonably, to allow the maturity thereof to fall on a Business Day) payable in Canada.

       "Bankruptcy and Insolvency Act (Canada)" means the Bankruptcy and Insolvency Act, S.C. 1992, c. 27, including the regulations made and, from time to time, in force under that Act.

       "Basis Point" means one one-hundredth of one percent (0.01%).

       "Borrower" means any of US Borrower and Canadian Borrower.

       "Borrowing" means a borrowing of new Loans of a single Type pursuant to Section 1.2 or a Continuation or Conversion of existing Loans into a single Type (and, in the case of Eurodollar Loans, with the same Interest Period) pursuant to Section 1.3 of the US Agreement or the Canadian Agreement or the acceptance or purchase of Bankers' Acceptances issued by Canadian Borrower under the Canadian Agreement or the Continuation or Conversion of existing Banker's Acceptances into Canadian Loans of a single Type in the case of Eurodollar Loans with the same Interest Period pursuant to Section
1.3 of the Canadian Agreement.

       "Borrowing Notice" means a written or telephonic request, or a written confirmation, made by any Borrower which meets the requirements of Section 1.2 of the US Agreement or Section 1.2 of the Canadian Agreement.

       "Business Day" means (a) with respect to the Canadian Agreement, a day, other than a Saturday or Sunday, on which commercial banks are open for business with the public in Dallas, Texas and Toronto, Ontario and (b) with respect to the US Agreement, a day, other than a Saturday or Sunday, on which commercial banks are open for business with the public in Dallas, Texas. Any Business Day in any way relating to Eurodollar Loans (such as the day on which an Interest Period begins or ends) must also be a day on which, in the judgment of US Agent or Canadian Agent, as applicable, significant transactions in dollars are carried out in the interbank eurocurrency market.

       "Canadian Advances" has the meaning given to such term in
Section 1.1 of the Canadian Agreement.

       "Canadian Agent" means Bank of America Canada, as administrative agent under the Canadian Agreement, and its successors and assigns in such capacity.

       "Canadian Agreement" means that certain Credit Agreement dated the Closing Date among Canadian Borrower, Canadian Agent and Lenders, as it may be amended, supplemented, restated or otherwise modified and in effect from time to time.

       "Canadian Base Rate Loan" means a Canadian Loan which bears interest at the Canadian US Dollar Base Rate.

       "Canadian Borrower" means Celsius Energy.

       "Canadian Dollar" or "C$" means the lawful currency of Canada.

       "Canadian Dollar Eurodollar Loan" means a Canadian Loan that bears interest at the Adjusted Canadian Dollar Eurodollar Rate.

       "Canadian Dollar Eurodollar Rate" means, for any Canadian Dollar Eurodollar Loan within a Borrowing and with respect to the related Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/1000 of 1%) appearing on the Dow Jones Market Service (formerly Telerate Access Service) Page 3740 (or any successor page) as the London interbank offered rate for deposits in Canadian Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period. If for any reason such rate is not available, then such offered rate shall be otherwise independently determined by Canadian Agent from an alternate, substantially similar independent source available to Canadian Agent or shall be calculated by Canadian Agent by a substantially similar methodology as that theretofore used to determine such offered rate on Dow Jones Market Service, in the London interbank eurodollar market for a period of time equal or comparable to the related Interest Period and in an amount equal to or comparable to the principal amount of the eurodollar portion to which such Interest Period relates.

       "Canadian Facility Maturity Date" means the date which is five years and one day after the Conversion Date.

       "Canadian Facility Usage" means, at the time in question, the US Dollar Exchange Equivalent of the aggregate amount of Canadian
Loans, Canadian LC Obligations, and BA's outstanding at such time.

       "Canadian Guarantor" means US Borrower.

       "Canadian LC Issuer" means Bank of America Canada in its capacity as the issuer of Letters of Credit under the Canadian Agreement, and its successors in such capacity. Canadian Agent may, with the consent of Canadian Borrower and the Lender in question, appoint any Canadian Resident Lender hereunder as a Canadian LC Issuer in place of or in addition to Bank of America Canada.

       "Canadian LC Obligations" means, at the time in question, the sum of all Matured Canadian LC Obligations plus the maximum amounts which Canadian LC Issuer might then or thereafter be called upon to advance under all Letters of Credit then outstanding under the Canadian Agreement.

       "Canadian LC Sublimit" means C $5,000,000.

       "Canadian Loan Documents" means the Canadian Agreement, the Canadian Notes, the Letters of Credit issued under the Canadian Agreement, the LC Applications related thereto, the BA's, the Guaranty executed by Canadian Guarantor, and all other agreements, certificates, documents, instruments and writings at any time delivered in connection herewith or therewith (exclusive of term sheets and commitment letters).

       "Canadian Loans" means the Canadian Revolving Loans, the
Canadian Term Loans into which such Revolving Loans may be converted and the Competitive Bid Loans made under the Canadian Agreement.

       "Canadian Maximum Credit Amount" means the Canadian Dollar Exchange Equivalent of US $58,000,000 on the Closing Date; provided that the Canadian Maximum Credit Amount may be increased up to US $70,000,000 pursuant to Section 1.1(b) of the Canadian Agreement.

       "Canadian Notes" means each Lender's "Canadian Note", as defined in Section 1.1 of the Canadian Agreement, and the Competitive Bid Notes issued under the Canadian Agreement.

       "Canadian Obligations" means all Liabilities from time to time owing by Canadian Borrower to any Lender Party under or pursuant to any of the Canadian Loan Documents, including all Canadian LC Obligations owing thereunder. "Canadian Obligation" means any part of the Canadian Obligations.

       "Canadian Prime Rate" means on any day a fluctuating rate of interest per annum equal to the higher of (i) the rate of interest per annum most recently announced by Bank of America Canada as its reference rate for Canadian Dollar commercial loans made to a Person in Canada; and (ii) Bank of America Canada's Discount Rate for Bankers' Acceptances having a maturity of thirty days plus the Applicable Margin. No Canadian Prime Rate charged by any Person shall ever exceed the Highest Lawful Rate

       "Canadian Prime Rate Loan" means a Canadian Loan that bears interest at the Canadian Prime Rate.

       "Canadian Resident Lender" means each Lender identified as such on the signature pages to the Canadian Agreement or any Assignment and Acceptance executed by a new Lender, each being a Person that is not a non-resident of Canada for the purposes of the Income Tax Act (Canada).

       "Canadian Revolving Loans" has the meaning given it in
Section 1.1 of the Canadian Agreement.

       "Canadian Revolving Period" means the period from and including the Closing Date until the Conversion Date (or, if earlier, the day on which the obligations of Lenders to make
Canadian Loans or the obligations of Canadian LC Issuer to issue
Letters of Credit under the Canadian Agreement have been terminated or the Canadian Notes first become due and payable in full).

       "Canadian Term Loan" has the meaning given it in Section 1.7 of the Canadian Agreement.

       "Canadian Term Period" means the period from and including the day immediately following the Conversion Date until and including the Canadian Facility Maturity Date.

       "Canadian US Dollar Base Rate" means for a day, the rate per annum equal to the higher of (a) the Federal Funds Rate for such day plus one-half of one percent (0.5%) and (b) the rate of interest per annum most recently established by Bank of America Canada as its reference rate for US Dollar commercial loans made to a Person in Canada. Any change in the Canadian US Dollar Base Rate due to a change in the Bank of America Canada's reference rate shall be effective on the effective date of such change. No Canadian US Dollar Base Rate charged by any Person shall ever exceed the Highest Lawful Rate.

       "CBRS" means CBRS Inc., or its successor.

       "Celsius Energy" means Celsius Energy Resources Ltd., a
Canadian corporation organized under the laws of Alberta.

       "Change of Control" means the occurrence of any of the following events: (i) any Person (or syndicate or group (a "Group") of Persons which is deemed a "person" for the purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) acquires more than fifty percent (50%) of the outstanding stock of either Borrower having ordinary voting power (disregarding changes in voting power based on the occurrence of contingencies) for the election of directors; (ii) during any period of twelve successive months a majority of the Persons who were directors of either Borrower at the beginning of such period cease to be directors of either Borrower; or (iii) such Person or Group succeeds in having sufficient of its nominees elected to the board of directors of either Borrower, such that such nominees, when added to any existing director or remaining director remaining on the board of directors after such election who is an Affiliate of such Person or Group, will constitute a majority of such board of directors.

       "Closing Date" means April 19, 1999.

       "Companies' Creditors Arrangement Act (Canada)" means the
Companies' Creditors Arrangement Act, R.S.C. 1985, c. C-36, including the regulations made and from time to time in force under that Act.

       "Competitive Bid" means (i) with respect to the US Agreement, a response from any Lender to an Invitation to Bid, substantially in the form of Exhibit J to the US Agreement and (ii) with respect to the Canadian Agreement, a response from any Canadian Resident Lender to an Invitation to Bid, substantially in the form of Exhibit K to the Canadian Agreement.

       "Competitive Bid Accept/Reject Letter" means (i) with respect to the US Agreement, a notice sent by US Borrower to US Agent, substantially in the form of Exhibit K to the US Agreement, indicating its acceptance or rejection of Competitive Bids from various Lenders and (ii) with respect to the Canadian Agreement, a notice sent by Canadian Borrower to Canadian Agent, substantially in the form of Exhibit L to the Canadian Agreement, indicating its acceptance or rejection of Competitive Bids from various Lenders.

       "Competitive Bid Interest Period" means, with respect to any Competitive Bid Loan, a period from seven days or more as specified in the Competitive Bid applicable thereto until, in the case of Competitive Bid Loans made under the US Agreement, the last day of the US Facility Commitment Period and, in the case of Competitive Bid Loans made under the Canadian Agreement, the last day of the Canadian Revolving Period.

       "Competitive Bid Loan" means (i) with respect to the US Agreement, a loan from a Lender to US Borrower pursuant to the bidding procedure described in Section 1.7 of the US Agreement and
(ii) with respect to the Canadian Agreement, a loan from a Canadian Resident Lender to Canadian Borrower pursuant to the bidding procedure described in Section 1.9 of the Canadian Agreement.

       "Competitive Bid Note" (i) with respect to the US Agreement, a "Competitive Bid Note" as defined in Section 1.7 of the US
Agreement and (ii) with respect to the Canadian Agreement, a "Competitive Bid Note" as defined in Section 1.9 of the Canadian
Agreement.

       "Competitive Bid Rate" means, for any Competitive Bid Loan, the fixed rate at which such Lender is willing to make such Competitive Bid Loan indicated in its Competitive Bid. The
Competitive Bid Rate shall in no event, however, exceed the Highest
Lawful Rate.

       "Competitive Bid Request" means (i) with respect to the US Agreement, a request by US Borrower in the form of Exhibit H to the US Agreement for Lenders to submit Competitive Bids and (ii) with respect to the Canadian Agreement, a request by Canadian Borrower in the form of Exhibit I to the Canadian Agreement for Canadian Resident Lenders to submit Competitive Bids.

       "Consolidated" refers to the consolidation of any Person, in accordance with US GAAP, with its properly consolidated subsidiaries. References herein to a Person's Consolidated financial statements, financial position, financial condition, liabilities, etc. refer to the consolidated financial statements, financial position, financial condition, liabilities, etc. of such Person and its properly consolidated subsidiaries.

       "Consolidated Assets" means the total assets of US Borrower and its Restricted Subsidiaries which would be shown as assets on a Consolidated balance sheet of US Borrower and its Restricted Subsidiaries prepared in accordance with US GAAP, after eliminating all amounts properly attributable to minority interest, if any, in the stock and surplus of the Restricted Subsidiaries.

       "Consolidated Interest Expense" means, for any period, total interest expense, whether paid or accrued, including without limitation all commissions, discounts and other fees and charges owed with respect to Letters of Credit.

       "Consolidated Net Income" means, for any period, US Borrower's and its properly Consolidated subsidiaries' gross revenues for such period, including any cash dividends or distributions actually received from any other Person during such period, minus US Borrower's and such subsidiaries' expenses and other proper charges against income (including taxes on income, to the extent imposed), determined on a Consolidated basis after eliminating earnings or losses attributable to outstanding minority interests and excluding the net earnings of any Person other than such a subsidiary in which US Borrower or any of such subsidiaries has an ownership interest.

       "Consolidated Net Worth" means as to US Borrower and its properly Consolidated subsidiaries at any time, the remainder of all Consolidated assets of US Borrower and such subsidiaries which would be shown on their Consolidated balance sheet prepared as of such time in accordance with GAAP, minus the sum of (a) all amounts which would be shown on such balance sheet as minority interests in any such subsidiaries, plus (b) all Consolidated Liabilities of US Borrower and such subsidiaries which would be shown on such balance sheet, adjusted by treating as Liabilities rather than equity all capital stock and other equity securities which US Borrower or any such subsidiary would be required to purchase, redeem or otherwise acquire at the election of any holder thereof, upon the passage of time, or upon the occurrence of any contingency (other than the voluntary election of US Borrower or any such subsidiary to make such purchase, redemption or acquisition).

       "Continuation" (i) as used in the US Agreement shall refer to the continuation pursuant to Section 1.3 thereof of a Eurodollar Loan as a Eurodollar Loan from one Interest Period to the next Interest Period and (ii) as used in the Canadian Agreement shall refer to the continuation pursuant to Section 1.3 thereof of a Eurodollar Loan as a Eurodollar Loan from one Interest Period to the next Interest Period or a rollover of a Banker's Acceptance at maturity.

       "Continuation/Conversion Notice" means (i) with respect to the US Agreement, a written or telephonic request, or a written confirmation, made by Borrower which meets the requirements of
Section 1.3 of the US Agreement, and (ii) with respect to the Canadian Agreement, a written or telephonic request, or a written confirmation, made by the applicable Canadian Borrower which meets the requirements of Section 1.3 of the Canadian Agreement.

       "Conversion" (i) as used in the US Agreement shall refer to a conversion pursuant to Section 1.3 or Article III of one Type of US Loan into another Type of US Loan and (ii) as used in the Canadian Agreement shall refer to a conversion pursuant to Section 1.3 or
Article III of one Type of Canadian Advance into another Type of Canadian Advance.

       "Conversion Date" means the date which is 364 days after the Closing Date, or such later day to which the Conversion Date is extended pursuant to Section 1.6 of the Canadian Agreement.

       "DBRS" means Dominion Bond Rating Service Limited, or its successor.

       "Debt to Capitalization Ratio" means, at the time of determination, the ratio of (a) Funded Debt to (b) the sum of the Funded Debt plus Shareholders' Equity.

       "Default" means any Event of Default and any default, event or condition which would, with the giving of any requisite notices and the passage of any requisite periods of time, constitute an Event of Default.

       "Default Rate" means at the time in question (i) with respect to any US Base Rate Loan, the rate one percent (1.0%) above the US Base Rate then in effect, (ii) with respect to any US Dollar Eurodollar Loan, the rate one percent (1%) above the Adjusted US Dollar Eurodollar Rate then in effect for such Loan, (iii) with respect to any Canadian Prime Rate Loan, the rate one percent (1.0%) above the Canadian Prime Rate then in effect for such Loan, (iv) with respect to any Canadian Base Rate Loan, the rate one percent (1%) above the Canadian US Dollar Base Rate then in effect for such Loan, (v) with respect to any Canadian Dollar Eurodollar Loan, the rate one percent (1%) above the Adjusted Canadian Dollar Eurodollar Rate then in effect for such Loan; and (vi) with respect to any Competitive Bid Loan, the rate one percent (1%) above the Competitive Bid Rate then in effect for such Loan. No Default Rate charged by any Person shall ever exceed the Highest Lawful Rate.

       "Depository Bills and Notes Act (Canada)" means the
Depository Bills and Notes Act (Canada), R.S.C. 1998, c. 13, including the regulations made and, from time to time, in force under that Act.

       "Disclosure Schedule" means (i) with respect to the US
Agreement, Schedule 1 thereto, and (ii) with respect to the Canadian Agreement, Schedule 1 thereto.

       "Discount Proceeds" means, in respect of each Bankers'
Acceptance, funds in an amount which is equal to:

      ((Face Amount) divided by (1 + (Rate x Term)) divided by 365 (where "Face Amount" is the principal amount of the Bankers'
Acceptance being purchased, "Rate" is the BA Discount Rate divided by 100 and "Term" is the number of days in the term of the Bankers' Acceptance.)

       "Distribution" means (a) any dividend or other distribution made by a Restricted Person on or in respect of any stock, partnership interest, or other equity interest in such Restricted Person (including any option or warrant to buy such an equity interest), or (b) any payment made by a Restricted Person to purchase, redeem, acquire or retire any stock, partnership interest, or other equity interest in such Restricted Person (including any such option or warrant).

       "Domestic Lending Office" means, with respect to any Lender, the office of such Lender specified as its "Domestic Lending Office" below its name on its signature page to the Canadian Agreement or the US Agreement, or such other office as such Lender may from time to time specify to any Borrower and Agent; with respect to LC Issuer, the office, branch, or agency through which it issues Letters of Credit; and, with respect to Agent, the office, branch, or agency through which it administers this Agreement.

       "Eligible Transferee" means a Person which either (a) is a Lender or an Affiliate of a Lender, or (b) is consented to as an Eligible Transferee by US Agent or Canadian Agent, as applicable, and, so long as no Default or Event of Default is continuing, by the Borrowers, in each case which consent will not be unreasonably withheld; provided that the no consent shall be required for a Person to be an "Eligible Transferee" for purposes of Section 10.6(d) of the US Agreement and Section 10.6(d) of the Canadian Agreement.

       "Environmental Laws" means any and all Laws relating to the environment or to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes into the environment including ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes.

       "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, together with all rules and regulations promulgated with respect thereto.

       "ERISA Affiliate" means US Borrower and all members of a controlled group of corporations and all trades or businesses
(whether or not incorporated) under common control that, together with US Borrower, are treated as a single employer under Section 414 of the Internal Revenue Code.

       "ERISA Plan" means any employee pension benefit plan subject to Title IV of ERISA maintained by any ERISA Affiliate with respect to which any Restricted Person has a fixed or contingent liability.

       "Eurodollar Interest Period" means, with respect to each particular Eurodollar Loan in a Borrowing, the period specified in the Borrowing Notice or Continuation/Conversion Notice applicable thereto, beginning on and including the date specified in such Borrowing Notice or Continuation/Conversion Notice (which must be a Business Day), and ending one, two, three, or six months thereafter, as the applicable Borrower may elect in such notice; provided that:
(a) any Interest Period which would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day; (b) any Interest Period which begins on the last Business Day in a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day in a calendar month; and (c) notwithstanding the foregoing, any Interest Period which would otherwise end after the last day of the US Facility Commitment Period or the Canadian Revolving Period shall end on the last day of the US Facility Commitment Period or the Canadian Revolving Period (or, if the last day of such period is not a Business Day, on the next preceding Business Day).

       "Eurodollar Lending Office" means, with respect to any Lender, the office of such Lender specified as its "Eurodollar Lending Office" below its name on the signature page hereto (or, if no such office is specified, its Domestic Lending Office), or such other office of such Lender as such Lender may from time to time specify to Borrowers, Canadian Agent, and US Agent.

       "Eurodollar Loan" means any Canadian Dollar Eurodollar Loan and any US Dollar Eurodollar Loan.

       "Event of Default" means (i) with respect to the US Agreement the meaning given to such term in Section 8.1 thereof and (ii) with respect to the Canadian Agreement the meaning given to such term in
Section 8.1 thereof.

       "Exchange Equivalent" in respect of one currency (the "Original Currency"), being Canadian Dollars or U.S. Dollars, as the case may be, means, at the date of determination, the amount of currency expressed in the other such currency necessary to purchase, based on the Noon Rate on such date, the specified amount of the Original Currency on such date.

       "Federal Funds Rate" means, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100th of one percent) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of Dallas, Texas on the Business Day next succeeding such day, provided that (i) if the day for which such rate is to be determined is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (ii) if such rate is not so published for any day, the Federal Funds Rate for such day shall be the average rate quoted to US Agent on such day on such transactions as determined by US Agent.

       "Fiscal Quarter" means a three-month period ending on March 31, June 30, September 30 or December 31 of any year.

       "Fiscal Year" means a twelve-month period ending on December 31 of any year.

       "Five-Year Commitment Fee Rate" means, on any date, the number of Basis Points per annum set forth below based on the Applicable Rating Level on such date:

         Applicable            Applicable Five Year Commitment
        Rating Level                       Fee Rate

        Level I                               8.5

        Level II                             10.0

        Level III                            12.5

        Level IV                             15.0

        Level V                              17.5

        Level VI                             25.0

        Level VII                            30.0


       "Funded Debt" means the aggregate of the following Indebtedness of US Borrower and its Subsidiaries, after elimination of intercompany items and other Consolidation in accordance with
GAAP: (a) Indebtedness (including the Obligations) for borrowed money, regardless of maturity, (b) Indebtedness constituting an obligation to pay the deferred purchase price of property, (c) Indebtedness evidenced by a bond, debenture, note or similar instrument, and (d) Indebtedness which is due and payable at the time in question, with respect to letters of credit or reimbursement agreements therefor.

       "Governmental Authority" means any domestic or foreign, national, federal, provincial, state, municipal or other local government or body and any division, agency, ministry, commission, board or authority or any quasi-governmental or private body exercising any statutory, regulatory, expropriation or taxing authority under the authority of any of the foregoing, and any domestic, foreign or international judicial, quasi-judicial, arbitration or administrative court, tribunal, commission, board or panel acting under the authority of any of the foregoing.

       "Hazardous Materials" means any substances regulated under any Environmental Law, whether as pollutants, contaminants, or chemicals, or as industrial, toxic or hazardous substances or wastes, or otherwise.

       "Hedging Contract" means (a) any agreement providing for options, swaps, floors, caps, collars, forward sales or forward purchases involving interest rates, commodities or commodity prices, equities, currencies, bonds, or indexes based on any of the foregoing, (b) any option, futures or forward contract traded on an exchange, and (c) any other derivative agreement or other similar agreement or arrangement.

       "Highest Lawful Rate" means, with respect to each Lender Party to whom Obligations are owed, the maximum nonusurious rate of interest that such Lender Party is permitted under applicable Law to contract for, take, charge, or receive with respect to such Obligations. All determinations herein of the Highest Lawful Rate, or of any interest rate determined by reference to the Highest Lawful Rate, shall be made separately for each Lender Party as appropriate to assure that the Loan Documents are not construed to obligate any Person to pay interest to any Lender Party at a rate in excess of the Highest Lawful Rate applicable to such Lender Party.

       "Income Tax Act (Canada)" means the Income Tax Act, S.C.
1970-71-72, c. 63, including the regulations made and, from time to time, in force under that Act.

       "Indebtedness" of any Person means Liabilities in any of the following categories:

       (a)     Liabilities for borrowed money,

       (b) Liabilities constituting an obligation to pay the deferred purchase price of property or services, other than customary payment terms taken in the ordinary course of such Person's business,

       (c) Liabilities evidenced by a bond, debenture, note or similar instrument,

       (d) Liabilities arising under conditional sales or other title retention agreements or under leases capitalized in accordance with US GAAP, but excluding customary oil, gas or mineral leases,

       (e) Liabilities with respect to payments received in consideration of oil, gas, or other minerals yet to be acquired or produced at the time of payment (including obligations under "take-or-pay" contracts to deliver gas in return for payments already received and the undischarged balance of any production payment created by such Person or for the creation of which such Person directly or indirectly received payment);

       (f)     Liabilities under Hedging Contracts,

       (g) Liabilities with respect to letters of credit or applications or reimbursement agreements therefor, or

       (h) Liabilities under direct or indirect guaranties of Liabilities of any Person or constituting obligations to purchase or acquire or to otherwise protect or insure a creditor against loss in respect of Indebtedness of the types described in paragraphs (a) through (g) above of any Person (such as obligations under working capital maintenance agreements, agreements to keep-well, or agreements to purchase debt, assets, goods, securities or services, but excluding endorsements in the ordinary course of business of negotiable instruments in the course of collection), provided, however, that the "Indebtedness" of any Person shall not include Liabilities that were incurred by such Person on ordinary trade terms to vendors, suppliers, or other Persons providing goods and services for use by such Person in the ordinary course of its business, unless and until such Liabilities are outstanding more than 90 days past the original invoice or billing date therefor. Any Indebtedness owed by a partnership shall be deemed Indebtedness of any partner in such partnership to the extent such partner has any liability of any kind therefor.

       "Initial Financial Statements" means the audited annual
Consolidated financial statements of US Borrower dated as of December 31, 1997 and December 31, 1998.

       "Interest Act (Canada)" means the Interest Act, R.S.C. 1985,
c. I-15, including the regulations made and, from time to time, in force under that Act.

       "Interest Payment Date" means (a) with respect to each US Base Rate Loan, Canadian US Dollar Base Rate Loan, and Canadian Prime Rate Loan, the last day of each March, June, September and December beginning June 30, 1999, and (b) with respect to each Eurodollar Loan, the last day of the Eurodollar Interest Period that is applicable thereto and, if such Eurodollar Interest Period is six months in length, the date specified by Agent which is approximately three months after such Eurodollar Interest Period begins; provided that the last day of each calendar month shall also be an Interest Payment Date for each such Loan so long as any Event of Default exists under Section 8.1 (a) or (b).

       "Interest Period" means (i) with respect to any Eurodollar
Loan, the related Eurodollar Interest Period and (ii) with respect to any Competitive Bid Loan, the related Competitive Bid Interest
Period.

       "Internal Revenue Code" means the United States Internal
Revenue Code of 1986, as amended from time to time and any successor statute or statutes.

       "Investment" means any investment made directly or indirectly, in any Person, whether by acquisition of shares of capital stock, indebtedness or other obligations or securities or by loan, advance, capital contribution or otherwise and whether made in cash, by the transfer of property, or by any other means.

       "Invitation to Bid" means (i) with respect to the US Agreement, an invitation by US Agent to each Lender, substantially in the form of Exhibit I thereto, inviting such Lender to submit Competitive Bids in response to a Competitive Bid Request under the US Agreement, and (ii) with respect to the Canadian Agreement, an invitation by Canadian Agent to each Lender, substantially in the form of Exhibit J thereto, inviting such Lender to submit Competitive Bids in response to a Competitive Bid Request under the Canadian Agreement.

       "Judgment Interest Act (Alberta)" means the Judgment Interest Act, S.A. 1984 c. J-O.5, including the regulations made and, from time to time, in force under that Act.

       "Law" means any statute, law, regulation, ordinance, rule, treaty, judgment, order, decree, permit, concession, franchise, license, agreement or other governmental restriction of the United States or Canada or any state, province or political subdivision thereof or of any foreign country or any department, province or other political subdivision thereof.

       "LC Application" means any application for a Letter of Credit hereafter made by any Borrower to US LC Issuer or Canadian LC Issuer.

       "LC Collateral" (i) as used in the US Agreement, has the meaning given to such term in Section 2.6 of the US Agreement and
(ii) as used in the Canadian Agreement, has the meaning given such term in Section 2.11 of the Canadian Agreement.

       "Lender Parties" means US Agent, Canadian Agent, US LC
Issuer, Canadian LC Issuer, and all Lenders.

       "Lenders" means each signatory to the US Agreement and the Canadian Agreement (other than any Borrower), including NationsBank, N.A. and Bank of America Canada in their capacity as a Lender hereunder rather than as US Agent or Canadian Agent and US LC Issuer or Canadian LC Issuer, respectively, and the successors of each such party as holder of a US Note or a Canadian Note.

       "Lenders Schedule"  means Annex II to the US Agreement and
Annex II to the Canadian Agreement which are the same.

       "Letter of Credit" means any letter of credit issued by US LC Issuer under the US Agreement or by Canadian LC Issuer under the Canadian Agreement at the application of any Borrower.

       "Liabilities" means, as to any Person, all indebtedness, liabilities and obligations of such Person, whether matured or unmatured, liquidated or unliquidated, primary or secondary, direct or indirect, absolute, fixed or contingent, and whether or not required to be considered pursuant to US GAAP.

       "Lien" means, with respect to any property or assets, any lien, mortgage, security interest, pledge, deposit, production payment, rights of a vendor under any title retention or conditional sale agreement or lease substantially equivalent thereto, tax lien, mechanic's or materialman's lien, or any other charge or encumbrance for security purposes, whether arising by Law or agreement or otherwise, but excluding any right of offset. "Lien" also means any filed financing statement, any registration of a pledge (such as with an issuer of uncertificated securities), or any other arrangement or action which would serve to perfect a Lien described in the preceding sentence, regardless of whether such financing statement is filed, such registration is made, or such arrangement or action is undertaken before or after such Lien exists.

       "Loan Documents" means, collectively, the Canadian Loan
Documents and the US Loan Documents.

       "Loans" means, collectively, the Canadian Loans and the US
Loans.

       "Majority Lenders" means Lenders whose aggregate Percentage Shares exceed sixty-six and two thirds percent (66 2/3%).

       "Material Adverse Effect" means any event which would reasonably be expected to have a material and adverse effect upon
(a) US Borrower's Consolidated financial condition, (b) US
Borrower's Consolidated operations, properties or prospects, considered as a whole, (c) US Borrower's ability to timely pay the Obligations, or (d) the enforceability of the material terms of any Loan Documents.

       "Matured Canadian LC Obligations" means all amounts paid by Canadian LC Issuer on drafts or demands for payment drawn or made under or purported to be under any Letter of Credit issued under the Canadian Agreement and all other amounts due and owing to Canadian LC Issuer under any LC Application for any such Letter of Credit, to the extent the same have not been repaid to Canadian LC Issuer (with the proceeds of Loans or otherwise).

       "Matured US LC Obligations" means all amounts paid by US LC Issuer on drafts or demands for payment drawn or made under or purported to be under any Letter of Credit issued under the US Agreement and all other amounts due and owing to US LC Issuer under any LC Application for any such Letter of Credit, to the extent the same have not been repaid to US LC Issuer (with the proceeds of Loans or otherwise).

       "Maximum Canadian Drawing Amount" means at the time in question the sum of the maximum amounts which Canadian LC Issuer might then or thereafter be called upon to advance under all Letters of Credit issued pursuant to the Canadian Agreement which are then outstanding.

       "Maximum US Drawing Amount" means at the time in question the sum of the maximum amounts which US LC Issuer might then or thereafter be called upon to advance under all Letters of Credit issued pursuant to the US Agreement which are then outstanding.

       "Moody's" means Moody's Investor Service, Inc., or its successor.

       "Net Proceeds" means with respect to any Bankers' Acceptance, the Discount Proceeds less the amount equal to the applicable
Stamping Fee Rate multiplied by the face amount of such Bankers'
Acceptance..

       "Non-resident Lender" means any Lender which is not a Canadian Resident Lender, and shall initially mean each Lender identified as such on the signature pages to the Canadian Agreement or thereafter on any Assignment and Acceptance.

       "Noon Rate" means, in relation to the conversion of one currency into another currency, the rate of exchange for such conversion as quoted by the Bank of Canada (or, if not so quoted, the spot rate of exchange quoted for wholesale transactions made by Canadian Agent at Toronto, Ontario at approximately noon (Toronto local time)).

       "Notes" mean, collectively, the Canadian Notes and the US Notes.

       "Obligations" means, collectively, the US Obligations and the Canadian Obligations.

       "Offer of Extension" means (a) with respect to the Canadian Agreement, a written offer by Canadian Agent, for and on behalf of Required Lenders, to Canadian Borrower to extend the Canadian Facility Revolving Period to a date 364 days from acceptance by Canadian Borrower of such offer, and setting forth, if applicable, the terms and conditions on which such extension is offered by the Lenders and as may be accepted by Canadian Borrower, and (b) with respect to the US Agreement, a written offer by US Agent, for and on behalf of Required Lenders, to US Borrower to extend the Tranche B Revolving Period to a date 364 days from acceptance by US Borrower of such offer, and setting forth, if applicable, the terms and conditions on which such extension is offered by the Lenders and as may be accepted by US Borrower.

       "Percentage Share" means

       (a) under the US Agreement with respect to any Lender (i) when used in Article I or Article II of the US Agreement, in any Borrowing Notice thereunder or when no US Loans are outstanding, the percentage set forth opposite such Lender's name on the Lenders Schedule as modified by assignments of a Lender's rights and obligations under the US Agreement made by or to such Lender in accordance with the terms of the US Agreement or pursuant to Section 1.1(f) of the US Agreement, and (ii) when used otherwise, the percentage obtained by dividing (x) the sum of the unpaid principal balance of such Lender's US Loans and such Lender's Percentage Share of the US LC Obligations, by (y) the sum of the aggregate unpaid principal balance of all US Loans at such time plus the aggregate amount of all US LC Obligations outstanding at such time; and

       (b) under the Canadian Agreement with respect to any Lender (i) when used in Article I or Article II of the Canadian Agreement, in any Borrowing Notice thereunder or when no Canadian Advances are outstanding, the percentage set forth opposite such Lender's name on the Lenders Schedule as modified by assignments of a Lender's rights and obligations under the Canadian Agreement made by or to such Lender in accordance with the terms of the Canadian Agreement or pursuant to Section 1.1(b) of the Canadian Agreement, and (ii) when used otherwise, the percentage obtained by dividing
(x) the sum of the unpaid principal balance of such Lender's Canadian Advances and such Lender's Percentage Share of the Canadian
 LC Obligations, by (y) the sum of the aggregate unpaid principal balance of all Canadian Advances at such time plus the aggregate amount of all Canadian LC Obligations outstanding at such time.

       "Permitted Liens" means:

       (a) operators' liens under customary operating agreements, statutory Liens for taxes, statutory mechanics' and materialmen's Liens, and other similar statutory Liens, provided such Liens secure only Liabilities which are not delinquent or which are being contested as provided in Section 6.7 of the US Agreement or Section 6.7 of the Canadian Agreement;

       (b) Liens on any oil and gas properties which neither have developed reserves (producing or non-producing) properly attributable thereto nor are otherwise held under lease by production of other reserves;

       (c)     Liens on the Restricted Persons' office facilities;

       (d) Liens on property securing non-recourse debt permitted under Section 7.1(f) of the US Agreement and Section
7.1(f) of the Canadian Agreement which is acquired with proceeds or developed with proceeds of the non-recourse debt; and

       (e)     Liens to secure the Obligations

provided that nothing in this definition shall in and of itself constitute or be deemed to constitute an agreement or acknowledgment by the US Agent or the Canadian Agent or any Lender that the Indebtedness subject to or secured by any such Permitted Lien ranks (apart from the effect of any Lien included in or inherent in any such Permitted Liens) in priority to the Obligations.

       "Person" means an individual, corporation, partnership, limited liability company, association, joint stock company, trust or trustee thereof, estate or executor thereof, unincorporated organization or joint venture, Tribunal, or any other legally recognizable entity.

       "Rating Agency" means any of S & P or Moody's.

       "Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect.

       "Request for an Offer of Extension" means (a) with respect to the Canadian Agreement, a written request made by Canadian Borrower to the Lenders to have Required Lenders issue an offer to Canadian Borrower extending the Canadian Revolving Period for a further 364 days, and (b) with respect to the US Agreement, a written request made by US Borrower to the Lenders to have Required Lenders issue an offer to US Borrower extending the Tranche B Revolving Period for a further 364 days.

       "Required Lenders" means Lenders whose aggregate Percentage Shares equal or exceed fifty percent (50%).

        "Reserve Requirement" means, at any time, the maximum rate at which reserves (including any marginal, special, supplemental, or emergency reserves) are required to be maintained under regulations issued from time to time by the Board of Governors of the Federal Reserve System of the United States of America (or any successor) by member banks of such Federal Reserve System against "Eurocurrency liabilities" (as such term is used in Regulation D). Without limiting the effect of the foregoing, the Reserve Requirement shall reflect any other reserves required to be maintained by such member banks with respect to (a) any category of liabilities which includes deposits by reference to which the Adjusted US Dollar Eurodollar Rate or the Adjusted Canadian Dollar Eurodollar Rate is to be determined, or (b) any category of extensions of credit or other assets which include US Dollar Eurodollar Loans or Canadian Dollar Eurodollar Loans.

       "Restricted Person" means any of US Borrower and each Restricted Subsidiary.

       "Restricted Subsidiary" means Canadian Borrower and any other Subsidiary of US Borrower that is not an Unrestricted Subsidiary.

       "S & P" means Standard & Poor's Ratings Services (a division of McGraw Hill Companies, Inc.), or its successor.

       "Schedule I BA Reference Banks" means the Lenders listed in
Schedule I to the Bank Act (Canada) as are, at such time, designated by Canadian Agent, with the prior consent of Canadian Borrower
(acting reasonably), as the Schedule I BA reference Banks.

       "Schedule II BA Reference Banks" means the Lenders listed in
Schedule II to the Bank Act (Canada) as are, at such time, designated by Canadian Agent, with the prior consent of Canadian
Borrower (acting reasonably), as the Schedule II BA Reference Banks.

        "Shareholders' Equity" means the remainder of (i) US
Borrower's Consolidated assets minus (ii) the sum of (x) US
Borrower's Consolidated liabilities plus (y) all treasury stock of US Borrower and its Subsidiaries.

       "Stamping Fee Rate" means with respect to any Bankers'
Acceptance accepted by any Canadian Resident Lender at any time, the Applicable Margin then in effect; provided that if an Event of Default has occurred and is continuing, the Stamping Fee Rate shall be increased by one hundred (100) Basis Points.

       "Subsidiary" means, with respect to any Person, any corporation, association, partnership, limited liability company, joint venture, or other business or corporate entity, enterprise or organization which is directly or indirectly (through one or more intermediaries) controlled by or owned fifty percent or more by such Person, provided that (a) associations, joint ventures or other relationships (i) which are established pursuant to a standard form operating agreement or similar agreement or which are partnerships for purposes of federal income taxation only, (ii) which are not corporations or partnerships (or subject to the Uniform Partnership
Act) under applicable state Law, and (iii) whose businesses are limited to the exploration, development and operation of oil, gas or mineral properties, transportation and related facilities and interests owned directly by the parties in such associations, joint ventures or relationships, shall not be deemed to be "Subsidiaries" of such Person and (b) associations, joint ventures or other relationships (i) which are not corporations or partnerships under applicable provincial Law, and (ii) whose businesses are limited to the exploration, development and operation of oil, gas or mineral properties, transportation and related facilities and interests owned directly by the parties in such associations, joint ventures or relationships, shall not be deemed to be "Subsidiaries" of such Person.

       "Termination Event" means (a) the occurrence with respect to any ERISA Plan of (i) a reportable event described in Sections 4043(b)(5) or (6) of ERISA or (ii) any other reportable event described in Section 4043(b) of ERISA other than a reportable event not subject to the provision for 30-day notice to the Pension Benefit Guaranty Corporation pursuant to a waiver by such corporation under Section 4043(a) of ERISA, or (b) the withdrawal of any ERISA Affiliate from an ERISA Plan during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA, or (c) the filing of a notice of intent to terminate any ERISA Plan or the treatment of any ERISA Plan amendment as a termination under Section 4041 of ERISA, or (d) the institution of proceedings to terminate any ERISA Plan by the Pension Benefit Guaranty Corporation under Section 4042 of ERISA, or (e) any other event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any ERISA Plan.

       "Total Capitalization" means the sum (without duplication) of
(i) the Consolidated Total Funded Debt of US Borrower plus (ii) the Consolidated Shareholder's Equity of US Borrower.

       "Total Funded Debt" means Liabilities referred to in clauses
(a), (b), (c), (d), and (e)  of the definition of "Indebtedness".

       "Tranche A Facility Usage" means, at the time in question, the aggregate amount of Tranche A Loans and existing US LC
Obligations outstanding at such time under the US Agreement.

       "Tranche A Loan" has the meaning given it in Section 1.1(a) of the US Agreement.

       "Tranche A Maximum Credit Amount" means $150,000,000;
provided that the Tranche A Maximum Credit Amount may be increased up to $180,000,000 pursuant to Section 1.1(f) of the US Agreement.

       "Tranche A Note" has the meaning given it in Section 1.1(a) of the US Agreement.

       "Tranche B Conversion Date" means the date which is 364 days after the Closing Date, or such later day to which the Tranche B
Conversion Date is extended pursuant to Section 1.1 of the US
Agreement.

       "Tranche B Facility Usage" means, at the time in question, the aggregate amount of Tranche B Loans outstanding at such time under the US Agreement.

       "Tranche B Loan" has the meaning given it in Section 1.1(b) of the US Agreement.
       "Tranche B Maturity Date" means the date which is two (2) years after the Tranche B Conversion Date.

       "Tranche B Maximum Credit Amount" means $42,000,000; provided that the Tranche B Maximum Credit Amount may be increased up to $50,000,000 pursuant to Section 1.1(f) of the US Agreement.

       "Tranche B Note" has the meaning given it in Section 1.1(b) of the US Agreement.

       "Tranche B Revolving Period" means the period from the Closing Date until the Tranche B Conversion Date.

       "Tribunal" means any government, any arbitration panel, any court or any governmental department, commission, board, bureau, agency or instrumentality of the United States of America or Canada or any state, province, commonwealth, nation, territory, possession, county, parish, town, township, village or municipality, whether now or hereafter constituted or existing.

       "Type" means (i) with respect to any US Loans, the characterization of such US Loans as either US Base Rate Loans or US Dollar Eurodollar Loans and (ii) with respect to any Canadian Advances, the characterization of such Canadian Advances as Canadian Base Rate Loans, Canadian Prime Rate Loans, US Dollar Eurodollar Loans, Canadian Dollar Eurodollar Loans or Bankers' Acceptances.

       "Unrestricted Subsidiary" means any corporation, association, partnership, limited liability company, joint venture, or other business or corporate entity, enterprise or organization in which US Borrower does not presently own an interest (directly or indirectly) which hereafterbecomes a Subsidiary of US Borrower and which, within 90 days thereafter, is designated as an Unrestricted Subsidiary by USBorrower to US Agent, provided that US Borrower may not designate asan Unrestricted Subsidiary any Subsidiary in which it has made anInvestment of more than US $25,000,000 (directly or indirectly) by any means other than newly issued stock or treasury stock of US Borrower, which may be used to make an Investment in Unrestricted
Subsidiaries without limit and provided further that in the event the book value of the assets of any Unrestricted Subsidiary at any time exceeds US $25,000,000, such Subsidiary shall cease to be an Unrestricted Subsidiary and shall automatically become a Restricted Person.

       "Utilization Fee Rate" means, on any date, the number of Basis Points per annum set forth below based on the Applicable
Rating Level on such date:

Applicable                        Applicable Utilization
Rating Level                                    Fee Rate

Level I                                             10.0

Level II                              10.0

        Level III                     15.0

        Level IV                      15.0

         Level V                      20.0

        Level VI                      20.0

        Level VII                     20.0

       "US Account" means an account established by Canadian Agent in New York into which funds to be advanced to Canadian Borrower by Lenders in US Dollars and funds to be paid by Canadian Borrower to Lenders in US Dollars will be deposited.

       "US Agent" means NationsBank, N.A., as administrative agent, under the US Agreement and its successors and assigns in such capacity.

       "US Agreement" means that certain Credit Agreement of even date herewith among US Borrower, Agent and the Lenders, as it may be amended, supplemented, restated or otherwise modified and in effect from time to time.

       "US Base Rate" means, for any day, the rate per annum equal to the higher of (a) the Federal Funds Rate for such day plus one-half of one percent (0.5%) and (b) the US Reference Rate for such day. Any change in the US Base Rate due to a change in the US Reference Rate or the Federal Funds Rate shall be effective on the effective date of such change in the US Reference Rate or Federal Funds Rate. No US Base Rate charged by any Person shall ever exceed the Highest Lawful Rate.

       "US Base Rate Loan" means a US Loan made in US Dollars which bears interest at the US Base Rate.

       "US Borrower" means Questar Market Resources, Inc., a Utah corporation.

       "US Dollar" or "US $" means the lawful currency of the United States of America.

       "US Dollar Equivalent" means, with respect to an amount denominated in Canadian Dollars, the amount of US Dollars required to purchase the relevant stated amount of Canadian Dollars on the date of determination.

       "US Dollar Eurodollar Loan" means a US Loan or a Canadian
Loan, in each case, which bears interest at the Adjusted US Dollar Eurodollar Rate.

       "US Dollar Eurodollar Rate" means, for any US Dollar Eurodollar Loan within a Borrowing and with respect to the related Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/1000 of 1%) appearing on the Dow Jones Market Service (formerly Telerate Access Service) Page 3750 (or any successor page) as the London interbank offered rate for deposits in US Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period. If for any reason such rate is not available, the term "US Dollar Eurodollar Rate" shall mean, for any US Dollar Eurodollar Loan within a Borrowing and with respect to the related Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/1000 of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits of US Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; provided, however, if more than one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates (rounded upwards, if necessary, to the nearest 1/1000 of 1%).

       "US Facility Commitment Period" means the period from and including the Closing Date until the US Facility Maturity Date (or, if earlier, the day on which the obligations of Lenders to make US Loans hereunder or the obligations of US LC Issuer to issue Letters of Credit hereunder have been terminated or the US Notes first become due and payable in full).

       "US Facility Maturity Date" means April 19, 2004.

       "US Facility Usage" means, at the time in question, the aggregate amount of US Loans and existing US LC Obligations outstanding at such time under the US Agreement.

       "US GAAP" means those generally accepted accounting principles and practices which are recognized as such from time to time by the Financial Accounting Standards Board (or any generally recognized successor) and which, in the case of US Borrower and its Consolidated Subsidiaries, are applied for all periods after the Closing Date in a manner consistent with the manner in which such principles and practices were applied to the Initial Financial Statements.

       "US LC Issuer" means NationsBank, N.A. in its capacity as the issuer of Letters of Credit under the US Agreement, and its successors in such capacity.

       "US LC Obligations" means, at the time in question, with respect to the US Agreement, the sum of all Matured US LC
Obligations plus the maximum amounts which US LC Issuer might then or thereafter be called upon to advance under all Letters of Credit then outstanding.

       "US LC Sublimit" means US $8,000,000.

       "US Loans" means the Tranche A Loans, the Tranche B Loans and Competitive Bid Loans made under the US Agreement.

       "US Loan Documents" means the US Agreement, the US Notes issued under the US Agreement, the Letters of Credit issued under the US Agreement, the LC Applications related thereto, and all other agreements, certificates, documents, instruments and writings at any time delivered in connection herewith or therewith (exclusive of term sheets and commitment letters).

       "US Maximum Credit Amount" means the amount of US
$192,000,000; provided that the US Maximum Credit Amount may be increased up to US $230,000,000 pursuant to Section 1.1(f) of the US Agreement.

       "US Notes" means the Tranche A Notes, the Tranche B Notes and the Competitive Bid Notes issued under the US Agreement.

       "US Obligations" means all Liabilities from time to time owing by any Restricted Person to any Lender Party under or pursuant to any of the US Loan Documents, including all US LC Obligations owing thereunder. "US Obligation" means any part of the US
Obligations.

       "US Reference Rate" means the per annum rate of interest established from time to time by NationsBank, N.A. as its prime rate, which rate may not be the lowest rate of interest charged by NationsBank, N.A. to its customers.

       "Withholding Tax" has the meaning given it in Section 3.2(d) of the Canadian Agreement.


                                             US Schedules and Exhibits

                                                            SCHEDULE 1

                              DISCLOSURE SCHEDULE

                                                           EXHIBIT A-1

                               PROMISSORY NOTE

US$                              _______________     ___________, 1999

       FOR VALUE RECEIVED, the undersigned, Questar Market
Resources, Inc., a Utah corporation (herein called "Borrower"), hereby promises to pay to the order of

                             (herein called "Lender"), the principal
sum of
         Dollars (US$                            ), or, if greater
or less, the aggregate unpaid principal amount of the Tranche A Loans made under this Note by Lender to Borrower pursuant to the terms of the Credit Agreement (as hereinafter defined), together with interest on the unpaid principal balance thereof as hereinafter set forth, both principal and interest payable as herein provided in lawful money of the United States of America at the offices of US Agent under the Credit Agreement, 901 Main Street, Dallas, Texas or at such other place within Dallas County, Texas, as from time to time may be designated by the holder of this Note.

       This Note (a) is issued and delivered under that certain US Credit Agreement of even date herewith among Borrower, NationsBank, N.A., individually and as administrative agent ("US Agent"), and the lenders (including Lender) referred to therein (herein, as from time to time supplemented, amended or restated, called the "Credit Agreement"), and is a "Tranche A Note" as defined therein and (b) is subject to the terms and provisions of the Credit Agreement, which contains provisions for payments and prepayments hereunder and acceleration of the maturity hereof upon the happening of certain stated events. Payments on this Note shall be made and applied as provided herein and in the Credit Agreement. Reference is hereby made to the Credit Agreement for a description of certain rights, limitations of rights, obligations and duties of the parties hereto and for the meanings assigned to terms used and not defined herein.

       The principal amount of this Note, together with all interest accrued hereon, shall be due and payable in full on the US Facility Maturity Date.

       Tranche A Loans that are US Base Rate Loans (exclusive of any past due principal or interest) from time to time outstanding shall bear interest on each day outstanding at the US Base Rate in effect on such day; provided that if an Event of Default has occurred and is continuing, US Base Rate Loans shall bear interest on each day outstanding at the applicable Default Rate in effect on such day.
On each Interest Payment Date Borrower shall pay to the holder hereof all unpaid interest which has accrued on the US Base Rate
Loans to but not including such Interest Payment Date.  Each Tranche
A Loan that is a US Dollar Eurodollar Loan (exclusive of any past due principal or interest) shall bear interest on each day during the related Interest Period at the related Adjusted US Dollar Eurodollar Rate in effect on such day; provided that if an Event of Default has occurred and is continuing, such US Dollar Eurodollar
Loan shall bear interest on each day outstanding at the applicable Default Rate in effect on such day. On each Interest Payment Date relating to such US Dollar Eurodollar Loan, Borrower shall pay to the holder hereof all unpaid interest which has accrued on such US Dollar Eurodollar Loan to but not including such Interest Payment Date.

       All past due principal of and past due interest on the Loans shall bear interest on each day outstanding at the applicable Default Rate in effect on such day, and such interest shall be due and payable daily as it accrues. Notwithstanding the foregoing provisions of this paragraph: (a) this Note shall never bear interest in excess of the Highest Lawful Rate, and (b) if at any time the rate at which interest is payable on this Note is limited by the Highest Lawful Rate (by the foregoing subsection (a) or by reference to the Highest Lawful Rate in the definitions of US Base Rate, Adjusted US Dollar Eurodollar Rate, and Default Rate), this Note shall bear interest at the Highest Lawful Rate and shall continue to bear interest at the Highest Lawful Rate until such time as the total amount of interest accrued hereon equals (but does not exceed) the total amount of interest which would have accrued hereon had there been no Highest Lawful Rate applicable hereto.

       Notwithstanding the foregoing paragraph and all other provisions of this Note, in no event shall the interest payable hereon, whether before or after maturity, exceed the maximum amount of interest which, under applicable Law, may be charged on this Note, and this Note is expressly made subject to the provisions of the Credit Agreement which more fully set out the limitations on how interest accrues hereon. The term "applicable Law" as used in this Note shall mean the laws of the State of Utah or the laws of the United States, whichever laws allow the greater interest, as such laws now exist or may be changed or amended or come into effect in the future.

       If this Note is placed in the hands of an attorney for collection after default, or if all or any part of the indebtedness represented hereby is proved, established or collected in any court or in any bankruptcy, receivership, debtor relief, probate or other court proceedings, Borrower and all endorsers, sureties and guarantors of this Note jointly and severally agree to pay reasonable attorneys' fees and collection costs to the holder hereof in addition to the principal and interest payable hereunder.

       Borrower and all endorsers, sureties and guarantors of this Note hereby severally waive demand, presentment, notice of demand and of dishonor and nonpayment of this Note, protest, notice of protest, notice of intention to accelerate the maturity of this Note, declaration or notice of acceleration of the maturity of this Note, diligence in collecting, the bringing of any suit against any party and any notice of or defense on account of any extensions, renewals, partial payments or changes in any manner of or in this Note or in any of its terms, provisions and covenants, or any releases or substitutions of any security, or any delay, indulgence or other act of any trustee or any holder hereof, whether before or after maturity.

       THIS NOTE AND THE RIGHTS AND DUTIES OF THE PARTIES HERETO
SHALL BE GOVERNED BY THE LAWS OF THE STATE OF UTAH (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW), EXCEPT TO THE EXTENT THE SAME
ARE GOVERNED BY APPLICABLE FEDERAL LAW.

                                     QUESTAR MARKET RESOURCES, INC.


                                     By:
                                      Name:
                                      Title:



                                                           EXHIBIT A-2

                               PROMISSORY NOTE


US$                              _______________     ___________, 1999

       FOR VALUE RECEIVED, the undersigned, Questar Market
Resources, Inc., a Utah corporation (herein called "Borrower"), hereby promises to pay to the order of

                             (herein called "Lender"), the principal
sum of
         Dollars (US$                            ), or, if greater
or less, the aggregate unpaid principal amount of the Tranche B Loans made under this Note by Lender to Borrower pursuant to the terms of the Credit Agreement (as hereinafter defined), together with interest on the unpaid principal balance thereof as hereinafter set forth, both principal and interest payable as herein provided in lawful money of the United States of America at the offices of US Agent under the Credit Agreement, 901 Main Street, Dallas, Texas or at such other place within Dallas County, Texas, as from time to time may be designated by the holder of this Note.

       This Note (a) is issued and delivered under that certain US Credit Agreement of even date herewith among Borrower, NationsBank, N.A., individually and as administrative agent ("US Agent"), and the lenders (including Lender) referred to therein (herein, as from time to time supplemented, amended or restated, called the "Credit Agreement"), and is a "Tranche B Note" as defined therein and (b) is subject to the terms and provisions of the Credit Agreement, which contains provisions for payments and prepayments hereunder and acceleration of the maturity hereof upon the happening of certain stated events. Payments on this Note shall be made and applied as provided herein and in the Credit Agreement. Reference is hereby made to the Credit Agreement for a description of certain rights, limitations of rights, obligations and duties of the parties hereto and for the meanings assigned to terms used and not defined herein.

       The principal amount of this Note, together with all interest accrued hereon, shall be due and payable in full on the Tranche B
Maturity Date.

       Tranche B Loans that are US Base Rate Loans (exclusive of any past due principal or interest) from time to time outstanding shall bear interest on each day outstanding at the US Base Rate in effect on such day; provided that if an Event of Default has occurred and is continuing, US Base Rate Loans shall bear interest on each day outstanding at the applicable Default Rate in effect on such day.
On each Interest Payment Date Borrower shall pay to the holder hereof all unpaid interest which has accrued on the US Base Rate
Loans to but not including such Interest Payment Date.  Each Tranche
B Loan that is a US Dollar Eurodollar Loan (exclusive of any past due principal or interest) shall bear interest on each day during the related Interest Period at the related Adjusted US Dollar Eurodollar Rate in effect on such day; provided that if an Event of Default has occurred and is continuing, such US Dollar Eurodollar
Loan shall bear interest on each day outstanding at the applicable Default Rate in effect on such day. On each Interest Payment Date relating to such US Dollar Eurodollar Loan, Borrower shall pay to the holder hereof all unpaid interest which has accrued on such US Dollar Eurodollar Loan to but not including such Interest Payment Date.

       All past due principal of and past due interest on the Loans shall bear interest on each day outstanding at the applicable Default Rate in effect on such day, and such interest shall be due and payable daily as it accrues. Notwithstanding the foregoing provisions of this paragraph: (a) this Note shall never bear interest in excess of the Highest Lawful Rate, and (b) if at any time the rate at which interest is payable on this Note is limited by the Highest Lawful Rate (by the foregoing subsection (a) or by reference to the Highest Lawful Rate in the definitions of US Base Rate, Adjusted US Dollar Eurodollar Rate, and Default Rate), this Note shall bear interest at the Highest Lawful Rate and shall continue to bear interest at the Highest Lawful Rate until such time as the total amount of interest accrued hereon equals (but does not exceed) the total amount of interest which would have accrued hereon had there been no Highest Lawful Rate applicable hereto.

       Notwithstanding the foregoing paragraph and all other provisions of this Note, in no event shall the interest payable hereon, whether before or after maturity, exceed the maximum amount of interest which, under applicable Law, may be charged on this Note, and this Note is expressly made subject to the provisions of the Credit Agreement which more fully set out the limitations on how interest accrues hereon. The term "applicable Law" as used in this Note shall mean the laws of the State of Utah or the laws of the United States, whichever laws allow the greater interest, as such laws now exist or may be changed or amended or come into effect in the future.

       If this Note is placed in the hands of an attorney for collection after default, or if all or any part of the indebtedness represented hereby is proved, established or collected in any court or in any bankruptcy, receivership, debtor relief, probate or other court proceedings, Borrower and all endorsers, sureties and guarantors of this Note jointly and severally agree to pay reasonable attorneys' fees and collection costs to the holder hereof in addition to the principal and interest payable hereunder.

       Borrower and all endorsers, sureties and guarantors of this Note hereby severally waive demand, presentment, notice of demand and of dishonor and nonpayment of this Note, protest, notice of protest, notice of intention to accelerate the maturity of this Note, declaration or notice of acceleration of the maturity of this Note, diligence in collecting, the bringing of any suit against any party and any notice of or defense on account of any extensions, renewals, partial payments or changes in any manner of or in this Note or in any of its terms, provisions and covenants, or any releases or substitutions of any security, or any delay, indulgence or other act of any trustee or any holder hereof, whether before or after maturity.

       THIS NOTE AND THE RIGHTS AND DUTIES OF THE PARTIES HERETO
SHALL BE GOVERNED BY THE LAWS OF THE STATE OF UTAH (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW), EXCEPT TO THE EXTENT THE SAME
ARE GOVERNED BY APPLICABLE FEDERAL LAW.

                              QUESTAR MARKET RESOURCES, INC.


                              By:
                                     Name:
                                     Title:


                                                             EXHIBIT B


                           BORROWING NOTICE


       Reference is made to that certain US Credit Agreement dated as of April 19, 1999 (as from time to time amended, the "Agreement"), by and among Questar Market Resources, Inc., a Utah corporation ("US Borrower"), NationsBank, N.A., as individually and as administrative agent ("US Agent"), and certain financial institutions ("Lenders"). Terms which are defined in the Agreement are used herein with the meanings given them in the Agreement. Pursuant to the terms of the Agreement, US Borrower hereby requests Lenders to make [Tranche A/Tranche B] Loans to US Borrower as follows:

       Aggregate amount of US Loans:          US $ ___________________

       Type of US Loans in Borrowing:              ___________________

        [US Base Rate Loans or US Dollar Eurodollar Loans]

       Date on which US Loans are to be made:      ___________________

       Length of Interest Period for Eurodollar Loans____________ months [1, 2, 3 or 6 months]

       To induce Lenders to make such Loans, US Borrower hereby represents, warrants, acknowledges, and agrees to and with US Agent and each Lender that:

        (a) The officer of US Borrower or such other Person duly authorized by the President of US Borrower signing this instrument is the duly elected, qualified and acting officer of US Borrower or such other Person duly authorized by the President of US Borrower as indicated below such officer's signature hereto having all necessary authority to act for US Borrower in making the request herein contained.

        (b) The representations and warranties of US Borrower set forth in the Agreement and the other US Loan Documents are true and correct on and as of the date hereof (except to the extent that the facts on which such representations and warranties are based have been changed by the extension of credit under the Agreement), with the same effect as though such representations and warranties had been made on and as of the date hereof.

        (c) There does not exist on the date hereof any condition or event which constitutes a Default which has not been waived in writing as provided in Section 10.1(a) of the Agreement; nor will any such Default exist upon US Borrower's receipt and application of the Loans requested hereby. US Borrower will use the Loans hereby requested in compliance with Section 1.4 of the Agreement.

        (d)    Except to the extent waived in writing as provided in
       Section 10.1(a) of the Agreement, US Borrower has performed and complied with all agreements and conditions in the Agreement required to be performed or complied with by US Borrower on or prior to the date hereof, and each of the conditions precedent to US Loans contained in the Agreement remains satisfied.

        (e) The US Facility Usage, after the making of the Loans requested hereby, will not be in excess of the US Maximum Credit Amount on the date requested for the making of such Loans. [The Tranche A Facility Usage, after the making of the Loans requested hereby, will not be in excess of the Tranche A Maximum Credit Amount on the date requested for the making of such Loans./ The Tranche B Loans, after the making of such Loans, will not be in excess of the Tranche B Maximum Credit Amount.]

        (f) The US Loan Documents have not been modified, amended or supplemented by any unwritten representations or promises, by any course of dealing, or by any other means not provided for in Section 10.1(a) of the Agreement. The Agreement and the other US Loan Documents are hereby ratified, approved, and confirmed in all respects.

       The officer of US Borrower or such other Person duly authorized by the President of US Borrower signing this instrument hereby certifies that, to the best of his knowledge after due inquiry, the above representations, warranties, acknowledgments, and agreements of US Borrower are true, correct and complete.

       IN WITNESS WHEREOF, this instrument is executed as of ____________, 1999.


                              QUESTAR MARKET RESOURCES, INC.


                              By:
                              Name:
                              Title:


                                                             EXHIBIT C


                    CONTINUATION/CONVERSION NOTICE


       Reference is made to that certain US Credit Agreement dated as of April 19, 1999 (as from time to time amended, the "Agreement"), by and among Questar Market Resources, Inc., a Utah corporation ("US Borrower"), NationsBank, N.A., individually and as administrative agent ("US Agent"), and certain financial institutions ("Lenders"). Terms which are defined in the Agreement and which are used but not defined herein are used herein with the meanings given them in the Agreement.

     US Borrower hereby requests a conversion or continuation of existing [Tranche A/Tranche B] Loans into a new Borrowing pursuant to Section 1.3 of the Agreement as follows:

     Existing Borrowing(s) to be continued or converted:

           US $____________ of US Dollar Eurodollar Loans with
           Eurodollar Interest Period ending ______________

           US $____________ of US Base Rate Loans

           If being combined with new US Loans, US $____________ of new US Loans to be advanced on ____________, ________

           Aggregate amount of new Borrowing:         US $__________________

           Type of US Loans in new Borrowing:             __________________

           Date of continuation or conversion:            __________________

     Length of Eurodollar Interest Period for US Dollar Eurodollar Loans
                       (1, 2, 3 or 6 months):              ___________ months

     To meet the conditions set out in the Credit Agreement for such conversion/continuation, US Borrower hereby represents, warrants, acknowledges, and agrees to and with US Agent and each Lender that:

      (a) The officer of US Borrower or such other Person duly authorized by the President of US Borrower signing this instrument is the duly elected, qualified and acting officer of US Borrower or such other Person duly authorized by the President of US Borrower as indicated below such officer's signature hereto having all necessary authority to act for US Borrower in making the request herein contained.

      (b) There does not exist on the date hereof any condition or event which constitutes a Default which has not been waived in writing as provided in Section 10.1(a) of the Credit Agreement.

      (c) The US Loan Documents have not been modified, amended or supplemented by any unwritten representations or promises, by any course of dealing, or by any other means not provided for in Section 10.1(a) of the Agreement. The Credit Agreement and the other US Loan Documents are hereby ratified, approved, and confirmed in all respects.

     The officer of US Borrower or such other Person duly authorized by the President of US Borrower signing this instrument hereby certifies that, to the best of his knowledge after due inquiry, the above representations, warranties, acknowledgments, and agreements of US Borrower are true, correct and complete.

       IN WITNESS WHEREOF this instrument is executed as of __________________, 1999.


                              QUESTAR MARKET RESOURCES, INC.


                              By:
                              Name:
                              Title:

                                                             EXHIBIT D


                       CERTIFICATE ACCOMPANYING
                         FINANCIAL STATEMENTS


       Reference is made to that certain US Credit Agreement dated as of April 19, 1999 (as from time to time amended, the "Agreement"), by and among Questar Market Resources, Inc., a Utah corporation ("US Borrower"), NationsBank, N.A., individually and as administrative agent ("US Agent"), and certain financial institutions ("Lenders"), which Agreement is in full force and effect on the date hereof. Terms which are defined in the Agreement are used herein with the meanings given them in the Agreement.

       This Certificate is furnished pursuant to Section 6.1(b) of the Agreement. Together herewith US Borrower is furnishing to US Agent and each Lender US Borrower's *[audited/unaudited] financial statements (the "Financial Statements") as at (the "Reporting Date"). US Borrower hereby represents, warrants, and acknowledges to US Agent and each Lender that:

        (a) the officer of US Borrower signing this instrument is the duly elected, qualified and acting Vice President -
       Finance of US Borrower and as such is US Borrower's chief financial officer;

        (b) the Financial Statements are accurate and complete and satisfy the requirements of the Agreement;

        (c) attached hereto is a schedule of calculations showing US Borrower's compliance as of the Reporting Date with the
       requirements of Sections                      of the
       Agreement *[and US Borrower's non-compliance as of such date with the requirements of Section(s) 7.11 and 7.12 of the Agreement];

        (d) on the Reporting Date US Borrower was, and on the date hereof US Borrower is, in full compliance with the disclosure requirements of Section 6.2(c) and 6.4 of the Agreement, and no Default otherwise existed on the Reporting Date or otherwise exists on the date of this instrument *[except for Default(s) under Section(s) of the Agreement, which *[is/are] more fully described on a schedule attached hereto].

        (e) *[Unless otherwise disclosed on a schedule attached hereto,] The representations and warranties of US Borrower set forth in the Agreement and the other US Loan Documents are true and correct on and as of the date hereof (except to the extent that the facts on which such representations and warranties are based have been changed by the extension of credit under the Agreement), with the same effect as though such representations and warranties had been made on and as of the date hereof.

       The officer of US Borrower signing this instrument hereby certifies that he has reviewed the Loan Documents and the Financial Statements and has otherwise undertaken such inquiry as is in his opinion necessary to enable him to express an informed opinion with respect to the above representations, warranties and acknowledgments of US Borrower and, to the best of his knowledge, such representations, warranties, and acknowledgments are true, correct and complete.

       IN WITNESS WHEREOF, this instrument is executed as of ____________, 1999.


                              QUESTAR MARKET RESOURCES, INC.


                              By:
                              Name:
                              Title:

                                                             EXHIBIT E


               OPINION OF US BORROWER'S COUNSEL

                       [To be inserted.]

                                                             EXHIBIT F

                      ASSIGNMENT AND ACCEPTANCE



       Reference is made to the US Credit Agreement dated as of April 19, 1999 (the "Credit Agreement") among Questar Market Resources, Inc., a Utah corporation (the "US Borrower"), the Lenders (as defined in the Credit Agreement) and NationsBank, N.A., individually and as administrative agent for the Lenders (the "US Agent"). Terms defined in the Credit Agreement are used herein with the same meaning.

       The "Assignor" and the "Assignee" referred to on Schedule 1 agree as follows:

       1. The Assignor hereby sells and assigns to the Assignee, without recourse and without representation or warranty except as expressly set forth herein, and the Assignee hereby purchases and assumes from the Assignor, an interest in and to the Assignor's rights and obligations under the Credit Agreement and the other US Loan Documents as of the date hereof equal to the percentage interest specified on Schedule 1 of all outstanding rights and obligations under the Credit Agreement and the other US Loan Documents. After giving effect to such sale and assignment, the Assignee's Maximum US Credit Amount and the amount of the Loans owing to the Assignee will be as set forth on Schedule 1.

       2. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the US Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the US Loan Documents or any other instrument or document furnished pursuant thereto; (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Restricted Person or the performance or observance by any Restricted Person of any of its obligations under the US Loan Documents or any other instrument or document furnished pursuant thereto; and (iv) attaches the US Note held by the Assignor and requests that US Agent exchange such US Note for new US Notes payable to the order of the Assignee in an amount equal to the Maximum US Credit Amount assumed by the Assignee pursuant hereto and to the Assignor in an amount equal to the Maximum US Credit Amount retained by the Assignor, if any, as specified on Schedule 1.

       3. The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 6.2 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon US Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) confirms that it is an Eligible Transferee; (iv) appoints and authorizes US Agent to take such action as US Agent on its behalf and to exercise such powers and discretion under the Credit Agreement as are delegated to US Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (v) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Lender; and (vi) attaches any U.S. Internal Revenue Service or other forms required under Section 3.9

       4. Following the execution of this Assignment and Acceptance, it will be delivered to US Agent for acceptance and recording by US Agent. The effective date for this Assignment and Acceptance (the "Effective Date") shall be the date of acceptance hereof by US Agent, unless otherwise specified on Schedule 1.

       5. Upon such acceptance and recording by US Agent, as of the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

       6. Upon such acceptance and recording by US Agent, from and after the Effective Date, US Agent shall make all payments under the Credit Agreement and the US Notes in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and commitment fees with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Credit Agreement and the US Notes for periods prior to the Effective Date directly between themselves.

       7. This Assignment and Acceptance shall be governed by, and construed in accordance with, the Laws of the State of Utah.

       8. This Assignment and Acceptance may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of Schedule 1 to this Assignment and Acceptance by telecopier shall be effective as delivery of a manually executed counterpart of this Assignment and Acceptance.

       IN WITNESS WHEREOF, the Assignor and the Assignee have caused
Schedule 1 to this Assignment and Acceptance to be executed by their officers thereunto duly authorized as of the date specified thereon.

                              SCHEDULE 1
                                  to
                      ASSIGNMENT AND ACCEPTANCE

       Percentage interest assigned:                             _____%

       Assignee's Maximum US Credit Amount:                 US $ _____

       Aggregate outstanding principal amount
         of Loans assigned:                                 US $ _____

       Principal amount of US Note payable to Assignee:     US $ _____

       Principal amount of US Note payable to Assignor:     US $ _____

       Effective Date (if other than date
            of acceptance by US Agent):                     *_____,___



                                        [NAME OF ASSIGNOR], as Assignor


                                             By:
                                             Title:

                                             Dated:         ,



                                             [NAME OF ASSIGNEE], as
                                             Assignee


                                             By:
                                             Title:

                                             Domestic Lending Office:

                                             Eurodollar Lending Office:


       *       This date should be no earlier than five Business
               Days after the delivery of this Assignment and Acceptance to US Agent.


Accepted [and Approved] **
this        day of                       , 19 _

[NationsBank, N.A./Bank of America]


By:
Title:


[Approved this             day
of                             , 19

QUESTAR MARKET RESOURCES, INC.


By:                     ]**
Title:

          ** Required if the Assignee is an Eligible Transferee solely by reason of subsection (b) of the definition of "Eligible Transferee".

                                                             EXHIBIT G

              LETTER OF CREDIT APPLICATION AND AGREEMENT

                           [To Be Inserted]

                                                             EXHIBIT H

                       COMPETITIVE BID REQUEST

NationsBank, N.A.
 as US Agent
901 Main Street
Post Office Box 830104
Dallas, Texas  75202
                               Attention: ____________________    [Date]

                    QUESTAR MARKET RESOURCES, INC.

Ladies and Gentlemen:


     Reference is made to that certain US Credit Agreement dated as of April 19, 1999 (as from time to time amended, the "Agreement"), by and among Questar Market Resources, Inc. ("US Borrower"), NationsBank, N.A., individually and as administrative agent ("US Agent"), and certain financial institutions ("Lenders"). Terms which are defined in the Agreement and which are used but not defined herein are used herein with the meanings given them in the Agreement. US Borrower hereby gives notice pursuant to Section 2.__(a) of the Agreement that it requests Competitive Bids under the Agreement on the terms set forth below:


     1.     Proposed Date of Competitive Bid Loan:               .
            (which is a Business Day)

     2.     Aggregate Principal Amount of Competitive Bid Loan:
                    US $    .
            (US $5,000,000 or greater integral multiple of US
            $1,000,000)

     3.     Competitive Bid Interest Period and last day thereof:
            .
            (1 day to 7 days)

     To induce Lenders to make such Competitive Bids, US Borrower hereby represents, warrants, acknowledges, and agrees to and with US Agent and each Lender that:

            (a)     The officer of US Borrower signing this
     instrument is the duly elected, qualified and acting officer of US Borrower as indicated below such officer's signature hereto having all necessary authority to act for US Borrower in making the request herein contained.

            (b) The representations and warranties of US Borrower set forth in the Agreement and the other US Loan Documents, except as expressly made as of specific date, are true and correct in all material respects on and as of the date hereof (except to the extent that the facts on which such representations and warranties are based have been changed by the extension of credit under the Agreement), with the same effect as though such representations and warranties had been made on and as of the date hereof.

            (c) There does not exist on the date hereof any condition or event which constitutes a Default which has not been waived in writing as provided in Section 10.1(a) of the Agreement; nor will any such Default exist upon US Borrower's receipt and application of any Competitive Bid Loan made pursuant hereto.

            (d) The sum of (i) the aggregate unpaid principal balance of the US Loans, after the making of any Competitive Bid Loan in the amount indicated hereby, plus (ii) the US LC Obligations outstanding, will not be in excess of the Maximum US Credit Amount on the date requested for the making of such Loans.

     The officer of US Borrower signing this instrument hereby certifies that, to the best of his knowledge after due inquiry, the above representations, warranties, acknowledgments, and agreements of US Borrower are true, correct and complete.

     IN WITNESS WHEREOF, this instrument is executed as of
                 , 1999.


                            QUESTAR MARKET RESOURCES, INC.



                            By:
                            Name:
                            Title:

                                                             EXHIBIT I

                          INVITATION TO BID

To Lenders under the
 (as defined below)
                                   Attention: ____________________   [Date]

                    QUESTAR MARKET RESOURCES, INC.

Ladies and Gentlemen:

     Reference is made to that certain US Credit Agreement dated as of April 19, 1999 (as from time to time amended, the "Agreement"), by and among Questar Market Resources, Inc. ("US Borrower"), NationsBank, N.A., individually and as administrative agent ("US Agent"), and certain financial institutions ("Lenders"). Terms which are defined in the Agreement and which are used but not defined herein are used herein with the meanings given them in the Agreement. US Borrower has delivered a Competitive Bid Request
dated                                   pursuant to Section 1.7(a)
of the Agreement, and you are invited to submit a Competitive Bid by not later than 9:00 a.m., Dallas, Texas time on the date specified for the proposed Competitive Bid Loan. Your Competitive Bid must comply with Section 1.7(b) of the Agreement and the following terms as set forth in US Borrower's Competitive Bid Request:

     1.     Proposed Date of Competitive Bid Loan:
   .
            (which is a Business Day)

     2.     Aggregate Principal Amount of Competitive Bid Loan:
                    US $    .
            (US $5,000,000 or greater integral multiple of US
            $1,000,000)

     3.     Competitive Bid Interest Period and last day thereof:
            .
            (from 7 days or more to the last day of the US Facility Commitment Period)


                            NATIONSBANK, N.A.,
                             as US Agent


                            By:
                            Name:
                            Title:

                                                             EXHIBIT J

                           COMPETITIVE BID

NationsBank, N.A.
 as US Agent
901 Main Street
Post Office Box 830104
Dallas, Texas  75202
                                   Attention: _______________         [Date]

                    QUESTAR MARKET RESOURCES, INC.

Ladies and Gentlemen:

     Reference is made to that certain US Credit Agreement dated as of April 19, 1999 (as from time to time amended, the "Agreement"), by and among Questar Market Resources, Inc.. ("US Borrower"), NationsBank, N.A., individually and as administrative agent ("US Agent"), and certain financial institutions ("Lenders"). Terms which are defined in the Agreement and which are used but not defined herein are used herein with the meanings given them in the Agreement. The undersigned Lender hereby makes a Competitive Bid pursuant to Section 1.7(b) of the Agreement, in response to the Competitive Bid Request of US Borrower dated ____________________, on the following terms:

     1.     Principal Amount:  US $                              .
            (US $5,000,000 or greater integral multiple of US
            $1,000,000; multiple Competitive Bids may be accepted by US Borrower)

     2.     Competitive Bid Rate:         percent (__%)          .
            (expressed in decimal form to no more than four decimal places)

     3.     Competitive Bid Interest Period and last day thereof:
            .
            (1 day to 7 days)

     The undersigned Lender hereby confirms that it is prepared to extend credit to US Borrower upon acceptance by US Borrower of this Competitive Bid pursuant to Section 1.7(d) of the Agreement.

                                                  , Lender


                            By:
                            Name:
                            Title:

                                                             EXHIBIT K

                 COMPETITIVE BID ACCEPT/REJECT LETTER

NationsBank, N.A.
 as US Agent
901 Main Street
Post Office Box  830104
Dallas, Texas  75202
                                  Attention: ____________________     [Date]

                    QUESTAR MARKET RESOURCES, INC.

Ladies and Gentlemen:

     Reference is made to that certain US Credit Agreement dated as of April 19, 1999 (as from time to time amended, the "Agreement"), by and among Questar Market Resources, Inc. ("US Borrower"), NationsBank, N.A., individually and as administrative agent ("US Agent"), and certain financial institutions ("Lenders"). Terms which are defined in the Agreement and which are used but not defined herein are used herein with the meanings given them in the Agreement. Pursuant to Section 1.7(c) of the Agreement, US Borrower hereby accepts the following Competitive Bids made in response to US Borrower's Competitive Bid Request dated ____________________ for Competitive Bid Loans maturing ____________________:


Lender                        Principal Amount  Interest Rate



                              US $                                  %

                              US $                                  %

                              US $                                  %


US Borrower hereby rejects the following Competitive Bids:


Lender                        Principal Amount  Interest Rate



                              US $                                  %

                              US $                                  %

                              US $                                  %

     The proceeds of the Competitive Bid Loans made pursuant to the Competitive Bids accepted hereby should be deposited in NationsBank, N.A. account number __________ on ____________________ [or wire transferred to __________________].


                            QUESTAR MARKET RESOURCES, INC.


                            By:
                            Name:
                            Title:

                                                             EXHIBIT L

                         COMPETITIVE BID NOTE


                                     ___________  ____________, 1999

     FOR VALUE RECEIVED, the undersigned, Questar Market Resources, Inc., a Utah corporation ("Borrower"), hereby promises to pay to the order of

                     ("Lender"), the aggregate unpaid principal amount of all Competitive Bid Loans made under this Note by Lender to Borrower pursuant to the terms of the Credit Agreement (as hereinafter defined), together with interest on the unpaid principal balance thereof as hereinafter set forth, both principal and interest payable as herein provided in lawful money of the United States of America at the offices of US Agent under the Credit Agreement, 901 Main Street, Dallas, Texas or at such other place within Dallas County, Texas, as from time to time may be designated by the holder of this Note.

     This Note (a) is issued and delivered under that certain US Credit Agreement dated as of [___________], 1999, among Borrower, NationsBank, N.A., individually and as administrative agent ("US Agent"), and the lenders (including Lender) referred to therein (as from time to time supplemented, amended or restated, the "Credit Agreement"), and is a "Competitive Bid Note" as defined therein, and
(b) is subject to the terms and provisions of the Credit Agreement, which contains provisions for payments and prepayments hereunder and acceleration of the maturity hereof upon the happening of certain stated events. Payments on this Note shall be made and applied as provided herein and in the Credit Agreement. Reference is hereby made to the Credit Agreement for a description of certain rights, limitations of rights, obligations and duties of the parties hereto and for the meanings assigned to terms used and not defined herein.

     For the purposes of this Note, "Competitive Bid Rate Payment Date" means, with respect to each Competitive Bid Loan: (i) the day on which the related Competitive Bid Interest Period ends, and (ii) any day on which past due interest or past due principal is owed hereunder with respect to such Competitive Bid Loan and is unpaid. If the terms hereof or of the Credit Agreement provide that payments of interest or principal with respect to such Competitive Bid Loan shall be deferred from one Competitive Bid Rate Payment Date to another day, such other day shall also be a Competitive Bid Rate Payment Date.

     The principal amount of this Note and interest accrued hereon, shall be due and payable as set forth in the Credit Agreement, and shall in any event be due in full on the last day of the US Facility Commitment Period.

     Each Competitive Bid Loan (exclusive of any past due principal or past due interest) shall bear interest on each day during the related Competitive Bid Interest Period at the Competitive Bid Rate in effect on such day for such Competitive Bid Loan, provided that if an Event of Default has occurred and is continuing such Competitive Bid Loan shall bear interest on each day outstanding at the applicable Default Rate in effect on such day. On each Competitive Bid Rate Payment Date relating to any Competitive Bid Loan, Borrower shall pay to the holder hereof all unpaid interest which has accrued on such Competitive Bid Loan to but not including such Competitive Bid Rate Payment Date.

     All past due principal of and past due interest on Competitive Bid Loans shall bear interest on each day outstanding at the applicable Default Rate in effect on such day, and such interest shall be due and payable daily as it accrues. Notwithstanding the foregoing provisions of this paragraph: (a) this Note shall never bear interest in excess of the Highest Lawful Rate, and (b) if at any time the rate at which interest is payable on this Note is limited by the Highest Lawful Rate (by the foregoing clause (a) or by reference to the Highest Lawful Rate in the definitions of Competitive Bid Rate and Default Rate), this Note shall bear interest at the Highest Lawful Rate and shall continue to bear interest at the Highest Lawful Rate until such time as the total amount of interest accrued hereon equals (but does not exceed) the total amount of interest which would have accrued hereon had there been no Highest Lawful Rate applicable hereto.

     Notwithstanding the foregoing paragraph and all other provisions of this Note, in no event shall the interest payable hereon, whether before or after maturity, exceed the maximum amount of interest which, under applicable Law, may be charged on this Note, and this Note is expressly made subject to the provisions of the Credit Agreement which more fully set out the limitations on how interest accrues hereon. The term "applicable Law" as used in this Note shall mean the laws of the State of Utah or the laws of the United States, whichever laws allow the greater interest, as such laws now exist or may be changed or amended or come into effect in the future.

     If this Note is placed in the hands of an attorney for collection after default, or if all or any part of the indebtedness represented hereby is proved, established or collected in any court or in any bankruptcy, receivership, debtor relief, probate or other court proceedings, Borrower and all endorsers, sureties and guarantors of this Note jointly and severally agree to pay reasonable attorneys' fees and collection costs to the holder hereof in addition to the principal and interest payable hereunder.

     Borrower and all endorsers, sureties and guarantors of this Note hereby severally waive demand, presentment, notice of demand and of dishonor and nonpayment of this Note, protest, notice of protest, notice of intention to accelerate the maturity of this Note, declaration or notice of acceleration of the maturity of this Note, diligence in collecting, the bringing of any suit against any party and any notice of or defense on account of any extensions, renewals, partial payments or changes in any manner of or in this Note or in any of its terms, provisions and covenants, or any releases or substitutions of any security, or any delay, indulgence or other act of any trustee or any holder hereof, whether before or after maturity.

     THIS NOTE AND THE RIGHTS AND DUTIES OF THE PARTIES HERETO SHALL BE GOVERNED BY THE LAWS OF THE STATE OF UTAH (WITHOUT REGARD TO
PRINCIPLES OF CONFLICTS OF LAW), EXCEPT TO THE EXTENT THE SAME ARE GOVERNED BY APPLICABLE FEDERAL LAW.


                            QUESTAR MARKET RESOURCES, INC.



                            By:
                            Name:
                            Title:

                                                           [Execution]

               FOURTH AMENDMENT TO US CREDIT AGREEMENT


       THIS FOURTH AMENDMENT TO US CREDIT AGREEMENT (herein called the "Amendment") dated effective as of April 17, 2000, by and among Questar Market Resources, Inc., a Utah corporation ("US Borrower"), Bank of America, N.A. ("Bank of America"), individually and as administrative agent for the Lenders, as defined below ("US Agent"), and the undersigned Lenders.

                         W I T N E S S E T H:

       WHEREAS, US Borrower, US Agent and the lenders as signatories thereto (the "Original Lenders") entered into that certain US Credit Agreement dated as of April 19, 1999, as amended by that certain First Amendment to US Credit Agreement dated as of May 17, 1999, as amended by that certain Second Amendment to US Credit Agreement dated as of July 30, 1999, and as amended by that certain Third Amendment to US Credit Agreement dated as of November 30, 1999 (the "Original Agreement"), for the purpose and consideration therein expressed, whereby the Original Lenders became obligated to make loans to US Borrower as therein provided; and

       WHEREAS, US Borrower, Agent and The Sumitomo Bank, Limited ("Sumitomo") desire that Sumitomo make a commitment under the US Credit Agreement in the aggregate amount of $7,666,666.67, of which fifty percent (50%) shall be through assignment from Bank of America (the "Bank of America Assigned Amount") and fifty percent (50%) shall be through an increase in the US Maximum Credit Amount, the Tranche A Maximum Credit Amount and the Tranche B Maximum Credit Amount; and

       WHEREAS, US Borrower, Agent, Mellon Bank, N.A. ("Mellon"), and The Industrial Bank of Japan, Limited ("IBJ") desire that IBJ make a commitment under the US Credit Agreement in the aggregate amount of $7,666,666.67, all of which shall be through assignment from Mellon (the "Mellon Assigned Amount"); and

       WHEREAS, contemporaneously with the execution and delivery of this Amendment, Bank of America and Sumitomo are entering into that certain Assignment and Acceptance dated of even date herewith, whereby Bank of America is selling and assigning to Sumitomo the Bank of America Assigned Amount of Bank of America's rights and obligations under the US Credit Agreement and the other US Loan Documents as of the date hereof; and

       WHEREAS, contemporaneously with the execution and delivery of this Amendment, Mellon and IBJ are entering into that certain Assignment and Acceptance dated of even date herewith, whereby Mellon is selling and assigning to IBJ the Mellon Assigned Amount of Mellon's rights and obligations under the US Credit Agreement and the other US Loan Documents as of the date hereof; and

       WHEREAS, US Borrower, US Agent, Sumitomo, IBJ and the other undersigned Lenders desire to amend the definitions of the Tranche A Maximum Credit Amount, the Tranche B Conversion Date, the Tranche B Maximum Credit Amount and the US Maximum Credit Amount, and desire to amend the Lenders Schedule; and

       WHEREAS, the increases in the US Maximum Credit Amount, the Tranche A Maximum Credit Amount and the Tranche B Maximum Credit
Amount will be provided by commitments of Sumitomo, and the obligations of the Original Lenders to make Loans will not be increased by this Amendment; and

       WHEREAS, now that the US Maximum Credit Amount is fully committed by US Lenders, minor adjustments in the Tranche B Note amounts shall be made and new Tranche B Notes shall be issued to US Lenders;

       NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, in consideration of the loans which may hereafter be made by Lenders to US Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

                              ARTICLE I.

                      Definitions and References

       Section 1.1.  Terms Defined in the Original Agreement.
Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.

       Section 1.2. Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2.

        "Amendment" means this Fourth Amendment to US Credit Agreement.

        "Amendment Documents" means this Amendment, the IBJ
       Assignment and Acceptance, the Sumitomo Assignment and
       Acceptance and the New US Notes.

        "IBJ Assignment and Acceptance" means the Assignment and Acceptance of even date herewith by and between IBJ, Mellon, Agent and US Borrower, in form attached hereto as Exhibit C-1.

        "Lenders" means the Original Lenders, IBJ and Sumitomo.

        "New US Notes" means (i) the Tranche A Notes of even date herewith made payable to the order of each of Bank of America, IBJ, Mellon and Sumitomo, in form attached hereto as Exhibit A-1, with appropriate insertions, (ii) the Tranche B Notes of even date herewith made payable to the order of US Lenders, in form attached hereto as Exhibit A-2, with appropriate insertions, and (iii) the Competitive Bid Notes of even date herewith made payable to the order of IBJ and Sumitomo, in form attached hereto as Exhibit A-3.

        "Sumitomo Assignment and Acceptance" means the Assignment and Acceptance of even date herewith by and between Bank of America, Sumitomo and US Borrower, in form attached hereto as Exhibit C-2.

        "US Credit Agreement" means the Original Agreement as amended hereby.

                             ARTICLE II.

                   Amendments to Original Agreement

       Section 2.1. Defined Terms. The definitions of "US Maximum Credit Amount", "Tranche A Maximum Credit Amount", "Tranche B
Maximum Credit Amount" and "Tranche B Conversion Date" in Annex I of the Original Agreement are hereby amended in their entirety to read as follows:

        "'Tranche B Conversion Date' means April 16, 2001, or such later day to which the Tranche B Conversion Date is extended pursuant to Section 1.1 of the US Agreement."

        "'Tranche A Maximum Credit Amount' means the amount of US
       $180,000,000."

        "'Tranche B Maximum Credit Amount' means the amount of US
       $50,000,000."

        "'US Maximum Credit Amount' means the amount of US
       $230,000,000."

       Section 2.2.  Lenders Schedule.  Annex II to the Original
Agreement is hereby amended in its entirety to read as set forth in Exhibit B attached hereto.

                             ARTICLE III.

                     Conditions of Effectiveness

       Section 3.1. Effective Date. This Amendment shall become effective as of the date first above written when, and only when:

       (i) US Agent shall have received, at US Agent's office, a counterpart of this Amendment executed and delivered by Required
Lenders, US Borrower, IBJ and Sumitomo;

       (ii) US Borrower shall have issued and delivered to US Agent, for subsequent delivery to IBJ, a Tranche A Note with appropriate insertions payable to the order of IBJ, duly executed on behalf of US Borrower, dated the date hereof;

       (iii) US Borrower shall have issued and delivered to US
Agent, for subsequent delivery to Mellon, a Tranche A Note with appropriate insertions payable to the order of Mellon, duly executed on behalf of US Borrower, dated the date hereof;

       (iv) US Borrower shall have issued and delivered to US Agent, for subsequent delivery to Sumitomo, a Tranche A Note with appropriate insertions payable to the order of Sumitomo, duly executed on behalf of US Borrower, dated the date hereof;

       (v) US Borrower shall have issued and delivered to US Agent, a Tranche A Note with appropriate insertions payable to the order of Bank of America, duly executed on behalf of US Borrower, dated the date hereof;

       (vi) US Borrower shall have issued and delivered to US Agent, for subsequent delivery to each US Lender, a Tranche B Note for each US Lender with appropriate insertions payable to the order of the appropriate US Lender;

       (vii) US Borrower shall have issued and delivered to US
Agent, for subsequent delivery to IBJ, a Competitive Bid Note with appropriate insertions payable to the order of IBJ, duly executed on behalf of US Borrower, dated the date hereof;

       (viii) US Borrower shall have issued and delivered to US
Agent, for subsequent delivery to Sumitomo, a Competitive Bid Note with appropriate insertions payable to the order of Sumitomo, duly executed on behalf of US Borrower, dated the date hereof;

       (ix) US Agent shall have received, at US Agent's office, a counterpart of the IBJ Assignment and Acceptance executed and delivered by US Borrower, Mellon and IBJ;

       (x) US Agent shall have received, at US Agent's office, a counterpart of the Sumitomo Assignment and Acceptance executed and delivered by US Borrower and Sumitomo;

       (xi) US Agent shall have received, at US Agent's office, a certificate of the Secretary or Assistant Secretary and of the President, Chief Financial Officer or Vice President of Administrative Services of US Borrower dated the date of this Amendment certifying: (a) that resolutions adopted in connection with the Original Agreement by the Board of Directors of the US Borrower authorize the execution, delivery and performance of this Amendment by US Borrower, (b) to the names and true signatures of the officers of the US Borrower authorized to sign this Amendment, and (c) that all of the representations and warranties set forth in
Article IV hereof are true and correct at and as of the time of such effectiveness; and

       (xii) US Agent shall have additionally received from US
Borrower, in connection with such US Loan Documents, all other fees and reimbursements to be paid to US Agent pursuant to any US Loan
Documents, or otherwise due US Agent and including fees and disbursements of US Agent's attorneys.

                             ARTICLE IV.

                    Representations and Warranties

       Section 4.1. Representations and Warranties of Borrower. In order to induce US Agent and the undersigned Lenders to enter into this Amendment, US Borrower represents and warrants to US Agent that:

        (a)    The representations and warranties contained in
       Article V of the Original Agreement are true and correct at and as of the time of the effectiveness hereof; except that US Borrower currently has a Subsidiary by the name of Canor Energy Ltd. ("Canor"), which is not listed in the Disclosure Schedule. Canor shall be merged with and into Celsius Energy Resources, Ltd. ("Celsius"), with the surviving entity being Celsius by December 31, 2000.

        (b) US Borrower has duly taken all action necessary to authorize the execution and delivery by it of the Amendment Documents and to authorize the consummation of the transactions contemplated hereby and thereby and the performance of its obligations hereunder and thereunder. US Borrower is duly authorized to borrow funds under the US Credit Agreement.

        (c) The execution and delivery by the various Restricted Persons of the Amendment Documents to which each is a party, the performance by each of its obligations under such Amendment Documents and the consummation of the transactions contemplated by the various Amendment Documents do not and will not (a) conflict with any provision of (i) any Law, (ii) the organizational documents of any Restricted Person, or
       (iii) any agreement, judgment, license, order or permit applicable to or binding upon any Restricted Person, or (b) result in the acceleration of any Indebtedness owed by any Restricted Person, or (c) result in or require the creation of any Lien upon any assets or properties of any Restricted Person, except as expressly contemplated or permitted in the Loan Documents. Except as expressly contemplated in the Loan Documents no consent, approval, authorization or order of, and no notice to or filing with any Tribunal or third party is required in connection with the execution, delivery or performance by any Restricted Person of any Amendment Document or to consummate any transactions contemplated by the Amendment Documents.

        (d) This Amendment is, and the other Amendment Documents when duly executed and delivered will be, a legal, valid and binding obligation of each Restricted Person which is a party hereto or thereto, enforceable in accordance with their terms, except as such enforcement may be limited by bankruptcy, insolvency or similar Laws of general application relating to the enforcement of creditors' rights and by equitable principles of general application relating to the enforcement of creditor's rights.

                              ARTICLE V.

                            Miscellaneous

       Section 5.1. Ratification of Agreements. The Original Agreement as hereby amended is hereby ratified and confirmed in all respects. The US Loan Documents, as they may be amended or affected by the various Amendment Documents, are hereby ratified and confirmed in all respects. Any reference to the US Credit Agreement in any Loan Document shall be deemed to be a reference to the Original Agreement as hereby amended. Any reference to the Lenders or the Lender Parties in any Loan Document shall be deemed to include IBJ and Sumitomo. Any reference to the Tranche A Notes, the Tranche B Notes and the Competitive Bid Notes in any other US Loan Document shall be deemed to include a reference to the New US Notes issued and delivered pursuant to this Amendment. The execution, delivery and effectiveness of this Amendment and each of the New US Notes shall not, except as expressly provided herein or therein, operate as a waiver of any right, power or remedy of Lenders under the US Credit Agreement, the US Notes, or any other US Loan Document nor constitute a waiver of any provision of the US Credit Agreement, the US Notes or any other US Loan Document.

       Section 5.2. Survival of Agreements; Cumulative Nature. All of Restricted Persons' various representations, warranties, covenants and agreements herein shall survive the execution and delivery of this Amendment and the other Amendment Documents and the performance hereof and thereof, including without limitation the making or granting of the US Loans and the delivery of the New US Notes and shall further survive until all of the US Obligations are paid in full to each Lender Party and all of Lender Parties' obligations to US Borrower are terminated. All statements and agreements contained in any certificate or instrument delivered by any Restricted Person hereunder or under the US Credit Agreement to any Lender Party shall be deemed representations and warranties by US Borrower or agreements and covenants of US Borrower under this Amendment and under the US Credit Agreement. The representations, warranties, indemnities, and covenants made by Restricted Persons in the US Loan Documents, and the rights, powers, and privileges granted to Lender Parties in the US Loan Documents, are cumulative, and, except for expressly specified waivers and consents, no Loan Document shall be construed in the context of another to diminish, nullify, or otherwise reduce the benefit to any Lender Party of any such representation, warranty, indemnity, covenant, right, power or privilege. In particular and without limitation, no exception set out in this Amendment or any other Amendment Document to any representation, warranty, indemnity, or covenant herein or therein contained shall apply to any similar representation, warranty, indemnity, or covenant contained in any other Loan Document, and each such similar representation, warranty, indemnity, or covenant shall be subject only to those exceptions which are expressly made applicable to it by the terms of the various US Loan Documents.

       Section 5.3.  Loan Documents.  This Amendment, the IBJ
Assignment and Acceptance, the Sumitomo Assignment and Acceptance and the New US Notes are each a US Loan Document, and all provisions in the US Credit Agreement pertaining to US Loan Documents apply hereto and thereto.

       Section 5.5. Governing Law. This Amendment, the IBJ Assignment and Acceptance, the Sumitomo Assignment and Acceptance and the New US Notes shall each be governed by and construed in accordance the laws of the State of Utah and any applicable laws of the United States of America in all respects, including construction, validity and performance. US Borrower hereby irrevocably submits itself and each other Restricted Person to the non-exclusive jurisdiction of the state and federal courts sitting in the State of Utah and agrees and consents that service of process may be made upon it or any Restricted Person in any legal proceeding relating to the Amendment Documents or the Obligations by any means allowed under Utah or federal law.

       Section 5.6. Counterparts. This Amendment may be separately executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment. This Amendment may be validly executed and delivered by facsimile or other electronic transmission.

       THIS AMENDMENT AND THE OTHER US LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

   [The remainder of this page has been intentionally left blank.]

       IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

                              QUESTAR MARKET RESOURCES, INC.
                              US Borrower



                              By:
                                     G. L. Nordloh
                                     President and Chief Executive
                                     Officer


                               BANK OF AMERICA, N.A.,
                               Administrative Agent, US LC Issuer and
                               Lender



                              By:
                                     Tracey S. Barclay
                                     Principal



                              THE SUMITOMO BANK, LIMITED
                              Lender


                              By:
                              Name:
                              Title:



                              THE INDUSTRIAL BANK OF JAPAN, LIMITED
                              Lender


                              By:
                              Name:
                              Title:



                              TORONTO DOMINION (TEXAS), INC.
                              Lender


                              By:
                              Name:
                              Title:



                              BANK OF MONTREAL
                              Lender



                              By:
                              Name:
                              Title:





                              BANK ONE, N.A. (Main Office Chicago)
                              Lender



                              By:
                              Name:
                              Title:



                              FIRST SECURITY BANK, N.A.
                              Lender


                              By:
                              Name:
                              Title:


                              MELLON BANK, N.A.
                              Lender



                              By:
                              Name:
                              Title:


                              U.S. BANK NATIONAL ASSOCIATION
                              Lender


                              By:
                              Name:
                              Title:


                              THE BANK OF TOKYO-MITSUBISHI, LTD.,
                               HOUSTON AGENCY
                              Lender


                              By:
                              Name:
                              Title:


                             EXHIBIT A-1

                           Tranche A Notes

                             EXHIBIT A-2

                           Tranche B Notes

                             EXHIBIT A-3

                        Competitive Bid Notes

                              EXHIBIT B

                          LENDER'S SCHEDULE

                             EXHIBIT C-1

                    IBJ ASSIGNMENT AND ACCEPTANCE

                             EXHIBIT C-2

                  SUMITOMO ASSIGNMENT AND ACCEPTANCE


                                                           [Execution]


                FIFTH AMENDMENT TO US CREDIT AGREEMENT


       THIS FIFTH AMENDMENT TO US CREDIT AGREEMENT (herein called the "Amendment") made as of October 6, 2000, by and among Questar Market Resources, Inc., a Utah corporation ("US Borrower"), Bank of America, N.A., individually and as administrative agent for the Lenders as defined below ("US Agent"), and the undersigned Lenders.

                         W I T N E S S E T H:

       WHEREAS, US Borrower, US Agent and the lenders as signatories thereto (the "Lenders") entered into that certain US Credit
Agreement dated as of April 19, 1999, as amended by that certain
First Amendment to US Credit Agreement dated as of May 17, 1999, as amended by that certain Second Amendment to US Credit Agreement dated as of July 30, 1999, as amended by that certain Third
Amendment to US Credit Agreement dated as of November 30, 1999, and as amended by that certain Fourth Amendment to US Credit Agreement dated as of April 17, 2000 (the "Original Agreement"), for the purpose and consideration therein expressed, whereby the Lenders became obligated to make loans to US Borrower as therein provided; and

       WHEREAS, US Borrower, US Agent and the undersigned Lenders desire to amend the Original Agreement for the purposes as provided herein;

       NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, in consideration of the loans which may hereafter be made by Lenders to US Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:


                              ARTICLE I.

                      Definitions and References

       Section 1.1.   Terms Defined in the Original Agreement.
Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.

       Section 1.2. Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2.


        "Amendment" means this Fifth Amendment to US Credit Agreement.

        "US Credit Agreement" means the Original Agreement as amended hereby.


                             ARTICLE II.

                   Amendments to Original Agreement

       Section 2.1. Hedging Contracts. Section 7.10(i)(B) of the Original Agreement is hereby amended in its entirety to read as follows:

        "(B)   such contracts do not require any Restricted Person
       to provide any Lien or letter of credit to secure US Borrower's obligations thereunder, other than Liens on cash or cash equivalents and letters of credit; provided that the aggregate amount of cash and cash equivalents subject to Liens securing such contracts and the undrawn amount of all letters of credit securing such contracts shall not exceed
       (i) US $45,000,000 at any time, through and including December 31, 2000 and (ii) US $30,000,000 at any time thereafter."


                             ARTICLE III.

                                Waiver

       Section 3.1. Waiver. US Borrower has informed US Agent that US Borrower and Restricted Persons may have violated the provisions of Section 7.10(i) of the Original Agreement for the Fiscal Quarter ended September 30, 2000. US Agent and the undersigned Lenders hereby (a) waive any such violation of Section 7.10(i) and (b) waive any Default or Event of Default resulting from such violation.


                             ARTICLE IV.

                     Conditions of Effectiveness

       Section 4.1. Effective Date. This Amendment shall become effective as of the date first above written when, and only when,
(i) US Agent shall have received, at US Agent's office, a counterpart of this Amendment executed and delivered by US Borrower and Required Lenders, (ii) a certificate of the Secretary or Assistant Secretary and of the President, Chief Financial Officer or Vice President of Administrative Services of US Borrower dated the date of this Amendment certifying: (a) that resolutions adopted in connection with the Original Agreement by the Board of Directors of the US Borrower authorize the execution, delivery and performance of this Amendment by US Borrower, (b) to the names and true signatures of the officers of the US Borrower authorized to sign this Amendment, and (c) that all of the representations and warranties set forth in Article V hereof are true and correct at and as of the time of such effectiveness; and (iii) US Agent shall have additionally received from US Borrower, in connection with such US Loan Documents, all other fees and reimbursements to be paid to US Agent pursuant to any US Loan Documents, or otherwise due US Agent and including fees and disbursements of US Agent's attorneys.


                              ARTICLE V.

                    Representations and Warranties

       Section 5.1.   Representations and Warranties of Borrower.
In order to induce US Agent and Lenders to enter into this Amendment, US Borrower represents and warrants to US Agent that:

        (a)    The representations and warranties contained in
       Article V of the Original Agreement are true and correct at and as of the time of the effectiveness hereof.

        (b) US Borrower has duly taken all action necessary to authorize the execution and delivery by it of this Amendment and to authorize the consummation of the transactions contemplated hereby and the performance of its obligations hereunder. US Borrower is duly authorized to borrow funds under the US Credit Agreement.

        (c) The execution and delivery by US Borrower of this Amendment, the performance by US Borrower of its obligations hereunder and the consummation of the transactions contemplated herein do not and will not (a) conflict with any provision of (i) any Law, (ii) the organizational documents of US Borrower, or (iii) any agreement, judgment, license, order or permit applicable to or binding upon US Borrower, or
       (b) result in the acceleration of any Indebtedness owed by US Borrower, or (c) result in or require the creation of any Lien upon any assets or properties of US Borrower, except as expressly contemplated or permitted in the Loan Documents. Except as expressly contemplated in the Loan Documents no consent, approval, authorization or order of, and no notice to or filing with any Tribunal or third party is required in connection with the execution, delivery or performance by US Borrower of this Amendment or to consummate any transactions contemplated herein.

        (d) This Amendment is a legal, valid and binding obligation of US Borrower, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency or similar Laws of general application relating to the enforcement of creditors' rights and by equitable principles of general application relating to the enforcement of creditor's rights.


                             ARTICLE VI.

                            Miscellaneous

       Section 6.1. Ratification of Agreements. The Original Agreement as hereby amended is hereby ratified and confirmed in all respects. The US Loan Documents, as they may be amended or affected by this Amendment, are hereby ratified and confirmed in all respects. Any reference to the US Credit Agreement in any Loan Document shall be deemed to be a reference to the Original Agreement as hereby amended. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lenders under the US Credit Agreement, the US Notes, or any other US Loan Document nor constitute a waiver of any provision of the US Credit Agreement, the US Notes or any other US Loan Document.

       Section 6.2.   Survival of Agreements; Cumulative Nature.
All of US Borrower's various representations, warranties, covenants and agreements herein shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the making or granting of the US Loans, and shall further survive until all of the US Obligations are paid in full to each Lender Party and all of Lender Parties' obligations to US Borrower are terminated. All statements and agreements contained in any certificate or instrument delivered by any Restricted Person hereunder or under the US Credit Agreement to any Lender Party shall be deemed representations and warranties by US Borrower or agreements and covenants of US Borrower under this Amendment and under the US Credit Agreement. The representations, warranties, indemnities, and covenants made by Restricted Persons in the US Loan Documents, and the rights, powers, and privileges granted to Lender Parties in the US Loan Documents, are cumulative, and, except for expressly specified waivers and consents, no Loan Document shall be construed in the context of another to diminish, nullify, or otherwise reduce the benefit to any Lender Party of any such representation, warranty, indemnity, covenant, right, power or privilege. In particular and without limitation, no exception set out in this Amendment to any representation, warranty, indemnity, or covenant herein contained shall apply to any similar representation, warranty, indemnity, or covenant contained in any other Loan Document, and each such similar representation, warranty, indemnity, or covenant shall be subject only to those exceptions which are expressly made applicable to it by the terms of the various US Loan Documents.

       Section 6.3. Loan Documents. This Amendment is a US Loan Document, and all provisions in the US Credit Agreement pertaining to US Loan Documents apply hereto.

       Section 6.4. Governing Law. This Amendment shall be governed by and construed in accordance the laws of the State of Utah and any applicable laws of the United States of America in all respects, including construction, validity and performance. US Borrower hereby irrevocably submits itself and each other Restricted Person to the non-exclusive jurisdiction of the state and federal courts sitting in the State of Utah and agrees and consents that service of process may be made upon it or any Restricted Person in any legal proceeding relating to the Amendment Documents or the Obligations by any means allowed under Utah or federal law.

       Section 6.5.   Counterparts.  This Amendment may be
separately executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same
Amendment. This Amendment may be validly executed and delivered by facsimile or other electronic transmission.

       THIS AMENDMENT AND THE OTHER US LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


   [The remainder of this page has been intentionally left blank.]

       IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.


                              QUESTAR MARKET RESOURCES, INC.
                              US Borrower



                              By:
                                     G. L. Nordloh
                                     President and Chief Executive
                                     Officer

                                     Mailing Address:
                                     P.O. Box 45433
                                     Salt Lake City, Utah  84145
                                     Attention:  Martin H. Craven

                                     Street Address:
                                     180 East 100 South
                                     Salt Lake City, Utah  84111
                                     Telephone: (801) 324-5497
                                     Fax: (801) 324-5483


                                      BANK OF AMERICA, N.A.
                                      Administrative Agent, US LC Issuer
                                       and Lender



                                      By:
                                      Name:
                                      Title:



                                      TORONTO DOMINION (TEXAS), INC.
                                      Lender



                                      By:
                                      Name:
                                      Title:


                                      BANK OF MONTREAL
                                      Lender


                                      By:
                                      James Whitmore
                                      Director


                                      BANK ONE, N.A., f/k/a THE FIRST
                                      NATIONAL BANK OF CHICAGO
                                      Lender



                                      By:
                                      Name:
                                      Title:


                                      FIRST SECURITY BANK, N.A.
                                      Lender



                                      By:
                                      Name:
                                      Title:


                                      MELLON BANK, N.A.
                                      Lender



                                       By:
                                       Roger E. Howard
                                       Vice President



                                       U.S. BANK NATIONAL ASSOCIATION
                                       Lender



                                       By:
                                       Mark E. Thompson
                                       Vice President


                                       THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                       HOUSTON AGENCY
                                       Lender



                                       By:
                                       Name:
                                       Title:


                                       THE INDUSTRIAL BANK OF JAPAN, LIMITED
                                       Lender



                                       By:
                                       Name:
                                       Title:



                                       THE SUMITOMO BANK, LIMITED
                                       Lender



                                       By:
                                       Name:
                                       Title: